CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

$697,500,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-5

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A-1	-	283,500,000	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
1-A-2	70,875,000	-	I	Senior /Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
2-A-1	253,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	AAA /Aaa /AAA /AAA
2-A-2	172,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	AAA /Aaa /AAA /AAA
2-A-3	20,625,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.9]	AAA /Aaa /AAA /AAA
M-1	36,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.6]	AA+ /Aa1 /AA+ /AA (high)
M-2	33,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	AA /Aa2 /AA /AA
M-3	19,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	AA- /Aa3 /AA /AA (low)
M-4	17,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	A+ /A1 /AA- /A (high)
M-5	17,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A /A2 /A+ /A (high)
M-6	16,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A- /A3 /A /A
M-7	13,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	BBB+ /Baa1 /BBB+ /A (low)
B-1	10,000,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Baa2 /BBB /BBB (high)
B

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. Current Rate

				%
Current Rate	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
4.75 - 9.500	6,233	933,832,403	149,821	93.6	2	7.14	356
9.501 - 10.000	615	27,635,994	44,937	2.8	10	9.83	342
10.001 - 10.500	181	9,705,741	53,623	1.0	15	10.30	333
10.501 - 11.000	297	12,846,855	43,255	1.3	11	10.82	330
11.001 - 12.000	261	9,605,090	36,801	1.0	21	11.41	328
12.001 - 13.000	65	2,660,840	40,936	0.3	39	12.49	288
13.001 - 15.250	28	1,264,565	45,163	0.1	55	13.74	263
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
Current Rate	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
4.75 - 9.500	628	82.3	89.4	40.7	60.5	93.3	90.1	44.4	0.3	26.5
9.501 - 10.000	598	91.2	92.2	40.0	59.8	86.3	91.7	27.5	39.2	0.6
10.001 - 10.500	608	90.1	90.9	39.3	51.5	84.2	87.1	30.0	41.9	0.0
10.501 - 11.000	613	93.1	93.2	42.0	49.8	89.4	94.1	30.3	75.1	0.0
11.001 - 12.000	605	92.3	92.8	41.5	54.6	98.8	91.8	33.7	65.7	1.1
12.001 - 13.000	570	83.0	83.0	42.4	35.0	93.5	95.7	43.9	39.2	0.0
13.001 - 15.250	548	75.0	75.0	44.6	21.8	97.5	95.1	55.2	33.5	0.0
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

2. FICO

				%
FICO	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Unavailable	10	1,154,336	115,434	0.1	44	8.90	309
1 - 500	24	1,464,928	61,039	0.1	52	10.28	281
501 - 525	204	19,010,650	93,189	1.9	13	9.06	336
526 - 550	461	49,396,208	107,150	5.0	6	8.38	350
551 - 575	657	80,965,714	123,235	8.1	5	8.01	351
576 - 600	1,427	156,558,484	109,712	15.7	3	7.69	355
601 - 625	1,773	200,419,687	113,040	20.1	3	7.37	355
626 - 650	1,431	194,392,968	135,844	19.5	3	7.10	355
651 - 810	1,693	294,188,512	173,768	29.5	3	6.85	356
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
FICO	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Unavailable	0	85.3	85.3	44.5	17.7	97.3	80.6	83.7	1.8	0.0
1 - 500	486	83.3	83.3	46.9	26.9	96.5	95.8	79.7	9.2	0.0
501 - 525	516	75.4	76.5	40.2	62.9	95.4	93.5	67.2	2.2	2.3
526 - 550	540	77.1	77.9	40.0	66.8	95.6	94.2	76.7	0.1	0.0
551 - 575	565	81.2	81.9	40.6	68.3	93.6	94.2	66.8	0.5	2.6
576 - 600	589	84.2	89.7	40.5	77.8	94.9	93.2	46.6	4.1	11.5
601 - 625	613	84.0	90.2	40.6	70.5	94.0	92.2	45.1	6.2	17.6
626 - 650	638	83.5	91.6	40.8	58.6	91.5	90.6	39.1	4.1	30.4
651 - 810	687	82.7	92.7	41.1	41.2	91.8	85.0	29.8	2.6	45.0
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

3. Balance

				%
Balance	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
6,372.16 - 50,000.00	1,367	41,656,851	30,473	4.2	8	9.85	335
50,000.01 - 75,000.00	1,454	85,929,808	59,099	8.6	5	8.54	347
75,000.01 - 100,000.00	906	80,005,105	88,306	8.0	5	7.67	351
100,000.01 - 125,000.00	869	97,795,524	112,538	9.8	3	7.43	355
125,000.01 - 150,000.00	668	91,785,847	137,404	9.2	3	7.28	355
150,000.01 - 175,000.00	544	88,058,613	161,872	8.8	3	7.22	356
175,000.01 - 200,000.00	451	84,507,618	187,378	8.5	3	7.07	357
200,000.01 - 225,000.00	314	66,836,393	212,855	6.7	2	6.95	357
225,000.01 - 250,000.00	229	54,589,738	238,383	5.5	3	6.95	357
250,000.01 - 275,000.00	184	48,092,753	261,374	4.8	3	6.98	356
275,000.01 - 300,000.00	157	44,989,073	286,555	4.5	3	6.94	357
300,000.01 - 325,000.00	122	38,272,745	313,711	3.8	3	6.69	357
325,000.01 - 350,000.00	102	34,470,307	337,944	3.5	2	6.93	358
350,000.01 - 375,000.00	68	24,629,336	362,196	2.5	3	6.76	357
375,000.01 - 400,000.00	54	20,945,339	387,877	2.1	3	6.97	355
400,000.01 - 500,000.00	128	57,641,657	450,325	5.8	3	6.81	357
500,000.01 - 600,000.00	39	21,200,593	543,605	2.1	4	6.84	356
600,000.01 - 944,333.03	24	16,144,187	672,674	1.6	2	7.16	358
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
Balance	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
6,372.16 - 50,000.00	605	89.7	89.9	39.0	70.0	87.9	92.7	36.1	59.1	0.2
50,000.01 - 75,000.00	603	85.3	88.6	36.0	66.1	69.8	90.3	40.7	6.1	0.8
75,000.01 - 100,000.00	613	82.7	90.5	39.5	76.9	95.1	92.0	38.6	3.1	8.8
100,000.01 - 125,000.00	619	83.9	92.2	39.8	80.0	97.2	92.6	35.5	1.1	13.5
125,000.01 - 150,000.00	621	82.9	90.1	40.5	71.9	94.9	91.3	42.7	1.2	18.4
150,000.01 - 175,000.00	628	83.1	90.9	40.9	62.1	96.4	94.5	44.1	0.4	21.3
175,000.01 - 200,000.00	628	81.8	89.7	41.6	62.1	94.9	93.8	47.8	0.2	27.1
200,000.01 - 225,000.00	628	82.0	89.0	41.5	59.7	94.7	87.2	46.5	0.0	27.0
225,000.01 - 250,000.00	630	80.7	87.4	42.1	54.1	95.2	89.9	49.0	0.4	27.1
250,000.01 - 275,000.00	636	82.4	89.4	41.9	52.8	94.0	92.9	44.6	0.0	33.2
275,000.01 - 300,000.00	642	82.4	90.3	42.7	42.7	96.2	84.0	44.3	0.0	40.3
300,000.01 - 325,000.00	643	81.3	87.6	42.5	47.6	97.5	84.5	49.8	0.0	45.1
325,000.01 - 350,000.00	631	82.3	88.8	42.2	40.0	94.1	88.1	49.9	0.0	43.0
350,000.01 - 375,000.00	644	82.9	88.7	43.4	41.2	97.0	86.8	48.7	0.0	42.7
375,000.01 - 400,000.00	636	81.6	89.9	41.3	42.8	98.2	76.1	35.3	0.0	53.7
400,000.01 - 500,000.00	645	81.0	88.4	41.8	35.8	94.7	89.3	45.0	0.0	51.5
500,000.01 - 600,000.00	653	82.0	90.7	43.1	43.5	100.0	89.8	40.9	0.0	48.2
600,000.01 - 944,333.03	646	76.8	81.5	43.1	32.2	92.3	79.5	64.6	0.0	46.3
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

4. Original LTV

				%
Original LTV	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
14.1 – 80.0	3,658	578,117,365	158,042	58.0	3	6.92	354
80.1 – 85.0	822	109,981,611	133,798	11.0	3	7.61	353
85.1 – 90.0	1,382	174,983,627	126,616	17.5	3	7.64	355
90.1 – 95.0	421	57,130,020	135,701	5.7	3	7.97	356
95.1 – 100.0	1,397	77,338,864	55,361	7.8	3	9.20	352
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
Original LTV	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
14.1 – 80.0	633	77.0	87.8	41.0	55.9	95.8	88.9	37.8	0.2	33.9
80.1 – 85.0	598	84.4	86.4	40.0	62.1	90.0	93.8	68.1	0.3	11.7
85.1 – 90.0	619	89.6	91.3	40.0	65.9	83.0	91.0	51.2	0.3	15.0
90.1 – 95.0	628	94.7	94.8	41.2	60.8	94.0	89.1	49.4	2.2	17.7
95.1 – 100.0	635	99.9	99.9	41.3	74.7	99.3	93.6	29.1	41.2	3.3
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

5. Stated or Reduced

					%
Stated or Reduced		COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Full		5,128	598,960,515	116,802	60.0	3	7.28	355
Reduced		1,360	193,678,274	142,410	19.4	5	7.48	353
No Income/	No Asset	49	6,635,811	135,425	0.7	34	9.40	321
Stated Income / Stated Assets		1,143	198,276,888	173,471	19.9	2	7.40	356
Total:		7,680	997,551,488	129,890	100.0	3	7.36	354

						%
		WA	WA	WA		FULL	%	%	%	%	%
Stated or Reduced		FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Full		617	83.6	90.7	40.8	100.0	94.1	92.0	44.0	3.7	21.3
Reduced		647	82.8	90.0	40.2	0.0	88.9	86.8	20.3	3.5	35.5
No Income/	No Asset	648	73.1	73.1	37.2	0.0	93.8	76.8	61.1	0.0	0.0
Stated Income / Stated Assets		635	80.8	86.3	41.3	0.0	93.9	88.7	64.0	3.1	25.9
Total:		626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

6. Investment & Second Home

				%
Investment & Second Home	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Second Home	36	6,065,896	168,497	0.6	5	7.95	355
Investor	762	63,111,213	82,823	6.3	3	8.14	354
Other	6,882	928,374,378	134,899	93.1	3	7.30	354
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
Investment & Second Home	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Second Home	662	87.8	88.9	40.7	32.8	0.0	88.9	17.3	6.1	6.5
Investor	634	83.7	84.9	35.6	52.4	0.0	76.6	39.0	0.0	10.6
Other	626	82.7	89.9	41.1	60.7	100.0	91.1	44.0	3.8	25.9
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

7. CashOut

				%
CashOut	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Refinance - Cashout	3,053	433,827,808	142,099	43.5	4	7.34	352
Other	4,627	563,723,680	121,834	56.5	3	7.37	356
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
CashOut	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Refinance - Cashout	611	81.3	82.9	40.1	60.8	94.1	91.4	100.0	1.7	15.9
Other	638	84.0	94.7	41.2	59.5	92.3	89.3	0.0	5.0	31.7
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

8. Condo or 2-4 Family

				%
Condo or 2-4 Family	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Condo	307	42,901,437	139,744	4.3	3	7.08	357
2 Family	256	39,669,807	154,960	4.0	3	7.51	355
3-4 Family	70	13,570,829	193,869	1.4	4	7.34	352
Other	7,047	901,409,415	127,914	90.4	3	7.36	354
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
Condo or 2-4 Family	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Condo	651	81.3	91.6	41.0	52.8	94.1	0.0	30.8	3.4	40.2
2 Family	643	81.3	86.2	41.3	41.3	79.6	0.0	44.6	1.6	23.6
3-4 Family	639	80.7	84.1	39.7	59.8	68.6	0.0	44.2	1.0	17.6
Other	624	83.0	89.7	40.7	61.2	94.0	99.8	44.0	3.7	24.3
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

9. Rate Type

				%
Rate Type	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Fixed Rate	2,275	148,414,707	65,237	14.9	7	8.57	337
ARM	5,405	849,136,781	157,102	85.1	3	7.15	357
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
Rate Type	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Fixed Rate	616	85.0	87.1	39.6	69.8	94.3	92.7	55.0	23.8	0.5
ARM	628	82.4	90.0	40.9	58.3	92.9	89.8	41.5	0.0	29.1
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

10. State

				%
State	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
California	717	200,673,176	279,879	20.1	3	6.72	357
Georgia	278	29,525,136	106,206	3.0	5	7.52	353
Massachusetts	17	2,330,580	137,093	0.2	4	6.82	351
New York	149	25,954,842	174,194	2.6	7	7.60	348
Other	6,519	739,067,753	113,371	74.1	3	7.52	354
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
State	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
California	643	79.5	87.9	41.9	38.8	95.8	86.3	44.6	2.0	52.2
Georgia	617	84.7	93.7	39.6	76.4	97.1	98.6	32.4	6.5	16.1
Massachusetts	648	79.4	93.7	40.2	77.4	87.7	45.9	18.2	9.4	11.2
New York	630	81.2	86.4	40.7	33.1	92.0	62.8	47.2	3.8	25.9
Other	622	83.7	90.0	40.5	66.1	92.2	92.0	43.6	3.8	17.7
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

11. DTI

				%
DTI	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
0.000 - 9.999	82	9,296,791	113,375	0.9	21	8.42	334
10.000 - 19.999	246	22,969,943	93,374	2.3	4	7.69	354
20.000 - 29.999	857	87,036,076	101,559	8.7	3	7.50	353
30.000 - 39.999	2,140	263,843,385	123,291	26.4	3	7.39	354
40.000 - 49.999	4,024	570,670,557	141,817	57.2	3	7.26	356
50.000 -59.600	331	43,734,736	132,129	4.4	12	7.68	341
Total:	7,680	997,551,488	129,890	100.0	3	7.36	354

					%
	WA	WA	WA		FULL	%	%	%	%	%
DTI	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
0.000 - 9.999	655	77.9	79.4	6.2	17.2	74.2	81.6	50.3	1.5	0.0
10.000 - 19.999	628	81.1	84.9	16.2	54.2	77.0	87.9	55.7	2.8	14.3
20.000 - 29.999	620	81.8	86.4	25.8	66.5	87.1	93.9	53.2	3.2	16.1
30.000 - 39.999	625	82.8	89.0	35.6	61.3	92.7	89.6	44.8	3.0	22.1
40.000 - 49.999	630	83.2	91.1	45.7	58.9	95.0	90.0	39.1	4.0	29.4
50.000 -59.600	596	81.3	84.8	51.8	66.6	94.1	92.7	65.4	2.7	8.8
Total:	626	82.8	89.6	40.7	60.0	93.1	90.2	43.5	3.5	24.8

Statistical Collateral Summary – Second Lien Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  All of the mortgage loans provide payments of principal following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,098
Total Outstanding Loan Balance	$35,317,105*	Min	Max
Average Loan Current Balance	$32,165	$6,372	$239,869
Weighted Average Original LTV	98.3%**
Weighted Average Coupon	10.53%	6.99%	13.99%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.53%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	3
% First Liens	00.0%
% Second Liens	100.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$35,000,000]

**       Note, for second liens, CLTV is employed in this calculation.

1. Current Rate

				%
Current Rate	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
6.990 - 9.500	83	3,005,843	36,215	8.5	1	8.99	340
9.501 - 10.000	410	10,818,288	26,386	30.6	2	9.95	350
10.001 - 10.500	108	4,063,287	37,623	11.5	3	10.31	346
10.501 - 11.000	240	9,651,964	40,217	27.3	3	10.84	339
11.001 - 12.000	213	6,310,571	29,627	17.9	5	11.39	342
12.001 - 13.000	32	1,043,500	32,609	3.0	9	12.45	291
13.001 - 13.990	12	423,652	35,304	1.2	40	13.57	257
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
Current Rate	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
6.990 - 9.500	657	94.8	94.8	41.0	71.8	96.0	93.8	33.1	100.0	0.0
9.501 - 10.000	622	98.8	98.8	41.0	79.7	99.8	95.1	14.5	100.0	0.0
10.001 - 10.500	641	99.4	99.4	41.3	60.2	100.0	90.9	23.7	100.0	0.0
10.501 - 11.000	626	98.6	98.6	42.6	56.4	97.5	93.7	19.7	100.0	0.0
11.001 - 12.000	623	98.7	98.7	41.6	52.5	99.7	92.7	26.2	100.0	0.0
12.001 - 13.000	618	98.9	98.9	43.3	28.7	100.0	94.9	17.3	100.0	0.0
13.001 - 13.990	558	88.4	88.4	46.7	5.9	100.0	94.1	26.6	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

2. FICO

				%
FICO	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Unavailable	1	20,611	20,611	0.1	99	13.99	81
1 - 500	6	134,370	22,395	0.4	57	12.04	219
501 - 525	15	417,704	27,847	1.2	60	12.27	193
526 - 550	4	65,602	16,400	0.2	69	12.09	129
551 - 575	21	435,073	20,718	1.2	17	11.14	323
576 - 600	287	6,400,815	22,302	18.1	2	10.60	350
601 - 625	385	12,399,710	32,207	35.1	2	10.46	345
626 - 650	216	7,917,508	36,655	22.4	2	10.61	340
651 - 809	163	7,525,712	46,170	21.3	2	10.31	344
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
FICO	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Unavailable	0	100.0	100.0	45.0	0.0	100.0	100.0	0.0	100.0	0.0
1 - 500	491	78.0	78.0	48.3	0.0	100.0	100.0	75.1	100.0	0.0
501 - 525	514	79.4	79.4	47.3	0.0	93.1	100.0	26.9	100.0	0.0
526 - 550	541	89.8	89.8	48.2	0.0	100.0	100.0	34.6	100.0	0.0
551 - 575	569	96.5	96.5	44.4	76.0	100.0	100.0	44.2	100.0	0.0
576 - 600	589	99.2	99.2	41.4	93.6	99.7	97.4	11.4	100.0	0.0
601 - 625	613	99.1	99.1	41.3	88.5	98.3	96.4	16.7	100.0	0.0
626 - 650	637	98.9	98.9	41.9	49.3	100.0	91.9	26.1	100.0	0.0
651 - 809	689	97.4	97.4	41.9	14.7	98.1	87.0	27.7	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

3. Balance

				%
Balance	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
6,372.16 - 50,000.00	960	24,619,070	25,645	69.7	4	10.50	343
50,000.01 - 75,000.00	88	5,274,299	59,935	14.9	2	10.56	339
75,000.01 - 100,000.00	29	2,491,174	85,903	7.1	4	10.93	327
100,000.01 - 125,000.00	9	1,028,597	114,289	2.9	3	10.75	322
125,000.01 - 150,000.00	8	1,134,409	141,801	3.2	1	10.41	345
150,000.01 - 175,000.00	2	329,771	164,885	0.9	2	9.89	358
175,000.01 - 200,000.00	1	199,916	199,916	0.6	1	10.25	359
225,000.01 - 239,868.91	1	239,869	239,869	0.7	1	9.00	359
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
Balance	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
6,372.16 - 50,000.00	620	98.9	98.9	41.3	71.1	99.4	95.1	18.7	100.0	0.0
50,000.01 - 75,000.00	641	99.0	99.0	43.7	55.3	98.6	93.2	22.7	100.0	0.0
75,000.01 - 100,000.00	643	96.7	96.7	41.4	29.9	92.7	92.4	23.8	100.0	0.0
100,000.01 - 125,000.00	644	91.9	91.9	45.9	35.2	100.0	88.6	22.8	100.0	0.0
125,000.01 - 150,000.00	658	96.2	96.2	36.4	48.6	100.0	86.8	26.1	100.0	0.0
150,000.01 - 175,000.00	656	100.0	100.0	48.1	0.0	100.0	100.0	0.0	100.0	0.0
175,000.01 - 200,000.00	735	100.0	100.0	25.3	0.0	100.0	0.0	100.0	100.0	0.0
225,000.01 - 239,868.91	675	72.0	72.0	53.2	100.0	100.0	100.0	100.0	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

4. Original LTV

Original LTV	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM
48.7 – 80.0	25	1,330,960	53,238	3.8	20	10.28	286
80.1 – 85.0	10	375,159	37,516	1.1	25	11.06	242
85.1 – 90.0	13	489,737	37,672	1.4	4	10.53	297
90.1 – 95.0	28	1,240,883	44,317	3.5	3	10.27	338
95.1 – 100.0	1,022	31,880,365	31,194	90.3	3	10.54	346
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

Original LTV	WA FICO	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
48.7 – 80.0	607	71.5	71.5	42.9	44.5	97.8	100.0	74.0	100.0	0.0
80.1 – 85.0	579	83.1	83.1	42.1	59.1	100.0	100.0	82.8	100.0	0.0
85.1 – 90.0	614	89.7	89.7	43.9	65.6	100.0	100.0	79.6	100.0	0.0
90.1 – 95.0	645	93.7	93.8	36.5	65.4	91.5	84.7	49.8	100.0	0.0
95.1 – 100.0	629	99.9	99.9	41.8	63.9	99.2	93.6	15.9	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

5. Stated or Reduced

							%
Stated or Reduced				COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Full				786	22,309,306	28,383	63.2	2	10.37	347
Reduced				172	6,847,945	39,814	19.4	10	10.86	317
Stated	Income	/	Stated Assets	140	6,159,853	43,999	17.4	2	10.74	347
Total:				1,098	35,317,105	32,165	100.0	3	10.53	341

								%
				WA	WA	WA		FULL	%	%	%	%	%
Stated or Reduced				FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Full				613	98.7	98.7	41.5	100.0	98.9	95.4	18.8	100.0	0.0
Reduced				644	96.7	96.7	41.2	0.0	99.6	91.2	24.4	100.0	0.0
Stated	Income	/	Stated Assets	662	98.8	98.8	43.2	0.0	97.8	90.1	24.7	100.0	0.0
Total:				628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

6. Investment & Second Home

				%
Investment & Second Home	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Second Home	7	372,488	53,213	1.1	1	10.36	359
Investor	1	28,779	28,779	0.1	42	10.60	198
Other	1,090	34,915,838	32,033	98.9	3	10.53	341
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
Investment & Second Home	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Second Home	645	98.1	98.1	39.6	63.4	0.0	100.0	0.0	100.0	0.0
Investor	506	75.0	75.0	45.0	0.0	0.0	100.0	100.0	100.0	0.0
Other	628	98.3	98.4	41.7	63.2	100.0	93.6	21.0	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

7. CashOut

				%
CashOut	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Refinance - Cashout	186	7,373,279	39,641	20.9	5	10.51	329
Other	912	27,943,826	30,640	79.1	3	10.53	345
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
CashOut	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Refinance - Cashout	635	94.6	94.6	41.4	56.8	99.6	90.0	100.0	100.0	0.0
Other	626	99.3	99.3	41.8	64.9	98.7	94.6	0.0	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

8. Condo or 2-4 Family

				%
Condo or 2-4 Family	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Condo	40	1,453,283	36,332	4.1	2	10.75	350
2 Family	15	652,183	43,479	1.8	2	10.26	318
3-4 Family	3	130,162	43,387	0.4	2	10.32	292
Other	1,040	33,081,478	31,809	93.7	4	10.52	342
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
Condo or 2-4 Family	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Condo	650	99.4	99.4	37.3	48.4	100.0	0.0	35.4	100.0	0.0
2 Family	688	100.0	100.0	42.0	40.7	100.0	0.0	26.4	100.0	0.0
3-4 Family	691	96.9	96.9	45.1	42.2	100.0	0.0	36.7	100.0	0.0
Other	625	98.3	98.3	41.9	64.3	98.8	100.0	20.1	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

9. Rate Type

				%
Rate Type	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Fixed Rate	1,098	35,317,105	32,165	100.0	3	10.53	341
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
Rate Type	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Fixed Rate	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

10. State

				%
State	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
California	53	4,045,592	76,332	11.5	2	10.71	351
Georgia	68	1,911,493	28,110	5.4	3	10.52	350
Massachusetts	5	218,594	43,719	0.6	12	11.00	291
New York	18	998,460	55,470	2.8	5	10.61	276
Other	954	28,142,966	29,500	79.7	4	10.50	342
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
State	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
California	636	96.7	96.7	43.2	48.8	100.0	86.1	26.1	100.0	0.0
Georgia	622	99.8	99.8	38.8	90.9	100.0	97.2	20.8	100.0	0.0
Massachusetts	632	93.7	93.7	41.3	63.9	100.0	56.4	57.9	100.0	0.0
New York	650	99.2	99.2	43.5	43.0	91.5	67.8	19.2	100.0	0.0
Other	626	98.5	98.5	41.7	64.1	98.9	95.7	19.9	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

11. DTI

				%
DTI	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
0.000 - 9.999	8	135,752	16,969	0.4	48	11.33	191
10.000 - 19.999	19	638,587	33,610	1.8	2	10.36	355
20.000 - 29.999	93	2,775,815	29,847	7.9	2	10.20	348
30.000 - 39.999	268	7,861,636	29,334	22.3	2	10.47	345
40.000 - 49.999	680	22,728,768	33,425	64.4	3	10.58	342
50.000 - 54.92	30	1,176,548	39,218	3.3	22	10.74	304
Total:	1,098	35,317,105	32,165	100.0	3	10.53	341

					%
	WA	WA	WA		FULL	%	%	%	%	%
DTI	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
0.000 - 9.999	600	100.0	100.0	10.0	14.7	100.0	100.0	20.0	100.0	0.0
10.000 - 19.999	640	96.5	96.5	16.0	70.2	100.0	100.0	25.4	100.0	0.0
20.000 - 29.999	630	97.6	97.6	26.2	72.3	100.0	87.7	26.5	100.0	0.0
30.000 - 39.999	631	99.1	99.1	35.7	63.8	97.2	90.5	17.2	100.0	0.0
40.000 - 49.999	628	98.9	98.9	46.0	62.3	99.2	95.0	19.6	100.0	0.0
50.000 - 54.92	597	85.3	85.3	51.1	56.6	100.0	100.0	54.1	100.0	0.0
Total:	628	98.3	98.3	41.7	63.2	98.9	93.7	20.9	100.0	0.0

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  All of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,091
Total Outstanding Loan Balance	$247,580,409*	Min	Max
Average Loan Current Balance	$226,930	$40,000	$800,000
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	6.69%	4.75%	11.70%
Arm Weighted Average Coupon	6.68%
Fixed Weighted Average Coupon	7.20%
Weighted Average Margin	5.60%	2.25%	8.88%
Weighted Average FICO (Non-Zero)	659
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.7%
% Fixed	00.3%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$247,500,000]

**

Note, for second liens, CLTV is employed in this calculation.

1. Current Rate

				%
Current Rate	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
4.750 - 9.500	1,089	247,321,109	227,108	99.9	2	6.68	358
9.501 - 10.000	1	154,800	154,800	0.1	1	9.60	359
11.001 - 11.700	1	104,500	104,500	0.0	2	11.70	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
Current Rate	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
4.750 - 9.500	659	81.2	93.2	42.1	51.6	97.1	88.3	27.7	0.0	100.0
9.501 - 10.000	584	90.0	90.0	45.5	0.0	100.0	100.0	100.0	0.0	100.0
11.001 - 11.700	695	95.0	95.0	44.5	0.0	100.0	100.0	100.0	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

2. FICO

				%
FICO	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
521 - 525	1	437,750	437,750	0.2	3	8.80	357
551 - 575	7	2,140,871	305,839	0.9	1	6.88	359
576 - 600	90	18,066,106	200,735	7.3	2	7.23	358
601 - 625	178	35,321,469	198,435	14.3	2	6.86	358
626 - 650	265	59,155,620	223,229	23.9	2	6.66	358
651 - 810	550	132,458,594	240,834	53.5	2	6.57	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
FICO	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
521 - 525	521	85.0	85.0	42.3	0.0	100.0	100.0	100.0	0.0	100.0
551 - 575	565	80.0	81.5	43.1	100.0	100.0	85.1	73.6	0.0	100.0
576 - 600	590	83.1	93.7	41.1	80.0	100.0	96.9	41.3	0.0	100.0
601 - 625	614	80.7	90.9	41.6	67.5	99.2	88.0	34.9	0.0	100.0
626 - 650	640	81.3	93.3	42.9	55.5	97.5	90.9	31.7	0.0	100.0
651 - 810	692	81.0	93.8	42.0	41.0	96.0	86.1	21.3	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

3. Balance

				%
Balance	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
40,000.00 - 50,000.00	2	82,400	41,200	0.0	3	7.06	357
50,000.01 - 75,000.00	11	718,340	65,304	0.3	1	7.18	359
75,000.01 - 100,000.00	77	7,018,636	91,151	2.8	2	6.91	358
100,000.01 - 125,000.00	117	13,150,723	112,399	5.3	2	6.79	358
125,000.01 - 150,000.00	122	16,848,769	138,105	6.8	2	6.63	358
150,000.01 - 175,000.00	116	18,764,881	161,766	7.6	2	6.77	358
175,000.01 - 200,000.00	122	22,868,215	187,444	9.2	2	6.67	358
200,000.01 - 225,000.00	85	18,053,688	212,396	7.3	2	6.80	358
225,000.01 - 250,000.00	62	14,783,806	238,448	6.0	2	6.64	358
250,000.01 - 275,000.00	61	15,968,235	261,774	6.5	2	6.64	358
275,000.01 - 300,000.00	63	18,136,224	287,877	7.3	2	6.61	358
300,000.01 - 325,000.00	55	17,247,107	313,584	7.0	2	6.44	358
325,000.01 - 350,000.00	44	14,829,922	337,044	6.0	2	6.76	358
350,000.01 - 375,000.00	29	10,505,692	362,265	4.2	2	6.59	358
375,000.01 - 400,000.00	29	11,252,571	388,020	4.5	2	6.62	358
400,000.01 - 500,000.00	66	29,657,152	449,351	12.0	2	6.68	358
500,000.01 - 600,000.00	19	10,212,250	537,487	4.1	2	6.67	358
600,000.01 - 800,000.00	11	7,481,800	680,164	3.0	2	6.99	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
Balance	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
40,000.00 - 50,000.00	652	73.5	89.7	46.9	48.5	100.0	48.5	51.5	0.0	100.0
50,000.01 - 75,000.00	658	79.0	93.1	40.4	43.9	90.4	92.6	0.0	0.0	100.0
75,000.01 - 100,000.00	639	80.2	93.1	40.8	77.9	100.0	85.2	12.0	0.0	100.0
100,000.01 - 125,000.00	652	81.0	94.0	40.9	75.0	98.3	85.6	20.7	0.0	100.0
125,000.01 - 150,000.00	658	81.2	93.8	40.7	74.6	94.2	87.1	29.3	0.0	100.0
150,000.01 - 175,000.00	654	81.0	94.9	42.0	62.9	96.6	94.9	25.9	0.0	100.0
175,000.01 - 200,000.00	656	80.5	94.7	41.3	69.7	96.8	94.2	24.6	0.0	100.0
200,000.01 - 225,000.00	663	82.1	94.7	42.0	60.2	96.5	87.0	25.9	0.0	100.0
225,000.01 - 250,000.00	654	79.6	92.2	42.5	41.8	98.4	90.4	27.6	0.0	100.0
250,000.01 - 275,000.00	662	81.9	93.2	43.1	52.5	96.7	93.3	24.8	0.0	100.0
275,000.01 - 300,000.00	664	81.6	95.8	42.9	41.3	96.8	84.1	23.5	0.0	100.0
300,000.01 - 325,000.00	660	80.8	88.8	41.9	51.2	98.2	85.5	41.7	0.0	100.0
325,000.01 - 350,000.00	654	83.2	94.8	43.1	34.0	100.0	90.8	27.2	0.0	100.0
350,000.01 - 375,000.00	668	83.9	92.2	43.1	41.5	96.5	89.8	27.8	0.0	100.0
375,000.01 - 400,000.00	654	80.7	93.5	40.5	34.5	96.6	72.4	24.4	0.0	100.0
400,000.01 - 500,000.00	662	81.5	92.5	42.4	38.4	95.3	91.0	25.8	0.0	100.0
500,000.01 - 600,000.00	674	81.2	92.8	43.5	32.2	100.0	84.0	32.7	0.0	100.0
600,000.01 - 800,000.00	678	76.3	84.0	42.2	25.9	100.0	80.6	65.2	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

4. Original LTV

Original LTV	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM
34.37 – 80.0	883	195,805,419	221,750	79.1	2	6.56	358
80.1 – 85.0	48	12,847,470	267,656	5.2	2	7.05	358
85.1 – 90.0	109	26,293,093	241,221	10.6	2	7.06	358
90.1 – 95.0	38	10,108,628	266,017	4.1	2	7.44	358
95.1 – 100.0	13	2,525,800	194,292	1.0	3	7.86	357
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

Original LTV	WA FICO	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
34.37 – 80.0	663	78.9	93.8	42.0	50.7	98.4	87.5	19.6	0.0	100.0
80.1 – 85.0	645	84.1	85.5	42.1	53.2	96.2	95.8	70.1	0.0	100.0
85.1 – 90.0	653	89.5	91.2	41.9	54.2	90.2	87.9	56.7	0.0	100.0
90.1 – 95.0	635	94.8	94.8	43.3	48.2	93.0	94.0	55.3	0.0	100.0
95.1 – 100.0	634	99.5	99.5	42.7	93.9	93.9	96.3	38.4	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

5. Stated or Reduced

				%
Stated or Reduced	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Full	637	127,636,078	200,371	51.6	2	6.48	358
Reduced	266	68,679,519	258,194	27.7	2	6.78	358
Stated Income / Stated Assets	188	51,264,813	272,685	20.7	2	7.09	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
Stated or Reduced	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Full	649	81.5	94.4	41.9	100.0	98.1	90.8	30.8	0.0	100.0
Reduced	677	80.3	91.7	42.2	0.0	96.5	83.5	9.6	0.0	100.0
Stated Income / Stated Assets	660	81.7	92.1	42.5	0.0	95.5	88.5	44.6	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

6. Investment & Second Home

				%
Investment & Second Home	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Second Home	2	396,170	198,085	0.2	1	7.81	359
Investor	30	6,690,531	223,018	2.7	2	7.64	358
Other	1,059	240,493,709	227,095	97.1	2	6.66	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
Investment & Second Home	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Second Home	708	92.8	92.8	45.8	0.0	0.0	100.0	0.0	0.0	100.0
Investor	689	85.1	89.7	36.3	36.2	0.0	72.2	31.9	0.0	100.0
Other	658	81.1	93.3	42.2	52.1	100.0	88.7	27.7	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

7. CashOut

				%
CashOut	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
Refinance - Cashout	279	68,750,810	246,419	27.8	2	6.72	358
Other	812	178,829,599	220,233	72.2	2	6.67	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
CashOut	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
Refinance - Cashout	647	81.6	86.0	40.6	57.2	96.9	89.0	100.0	0.0	100.0
Other	664	81.0	95.9	42.6	49.4	97.2	88.0	0.0	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

8. Condo or 2-4 Family

Condo or 2-4 Family	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM
Condo	89	17,237,035	193,675	7.0	2	6.61	358
2 Family	28	9,364,450	334,445	3.8	2	6.92	358
3-4 Family	7	2,385,487	340,784	1.0	2	7.67	358
Other	967	218,593,437	226,053	88.3	2	6.67	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

Condo or 2-4 Family	WA FICO	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
Condo	666	79.9	93.8	41.0	50.2	97.4	0.0	18.4	0.0	100.0
2 Family	678	79.3	89.4	41.2	24.2	94.1	0.0	36.2	0.0	100.0
3-4 Family	651	84.7	91.0	39.8	36.2	63.9	0.0	42.6	0.0	100.0
Other	658	81.3	93.3	42.2	53.0	97.6	100.0	28.0	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

9. Rate Type

Rate Type	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM
Fixed Rate	4	734,150	183,537	0.3	2	7.20	358
ARM	1,087	246,846,259	227,089	99.7	2	6.68	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

Rate Type	WA FICO	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
Fixed Rate	676	86.2	92.5	40.0	31.4	100.0	100.0	41.2	0.0	100.0
ARM	659	81.2	93.2	42.1	51.6	97.1	88.3	27.7	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

10. State

				%
State	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
California	324	104,723,114	323,219	42.3	2	6.55	358
Georgia	30	4,761,984	158,733	1.9	2	6.41	358
Massachusetts	1	260,800	260,800	0.1	3	5.99	357
New York	18	6,730,748	373,930	2.7	2	7.02	358
Other	718	131,103,763	182,596	53.0	2	6.79	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
State	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
California	663	80.6	92.8	42.5	38.4	97.6	83.0	27.0	0.0	100.0
Georgia	652	81.3	92.4	39.5	76.6	100.0	94.6	45.7	0.0	100.0
Massachusetts	683	80.0	100.0	49.7	100.0	100.0	100.0	0.0	0.0	100.0
New York	654	81.7	90.7	43.2	12.0	100.0	56.4	30.0	0.0	100.0
Other	657	81.6	93.6	41.8	63.1	96.5	93.9	27.7	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

11. DTI

				%
DTI	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	SCHED_BAL	SEASONING	WAC	WARM
10.000 - 19.999	13	3,293,453	253,343	1.3	2	6.77	358
20.000 - 29.999	67	14,014,340	209,169	5.7	2	6.70	358
30.000 - 39.999	278	58,398,099	210,065	23.6	2	6.67	358
40.000 - 49.999	716	168,025,085	234,672	67.9	2	6.70	358
50.000 - 54.94	17	3,849,432	226,437	1.6	2	6.37	358
Total:	1,091	247,580,409	226,930	100.0	2	6.69	358

					%
	WA	WA	WA		FULL	%	%	%	%	%
DTI	FICO	LTV	CBLTV	WA DTI	DOC	PRIMARY	SFR & PUD	CASHOUT	2nd Lien	IO
10.000 - 19.999	664	81.3	92.0	15.9	74.5	80.3	87.6	48.6	0.0	100.0
20.000 - 29.999	661	80.2	91.3	26.0	63.8	92.1	90.2	42.9	0.0	100.0
30.000 - 39.999	661	80.7	91.6	35.8	50.0	97.2	84.4	30.6	0.0	100.0
40.000 - 49.999	659	81.5	93.9	45.9	49.9	97.8	89.5	25.1	0.0	100.0
50.000 - 54.94	640	81.0	91.6	51.5	80.9	100.0	89.2	31.1	0.0	100.0
Total:	659	81.2	93.2	42.1	51.6	97.1	88.3	27.8	0.0	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION  [6/17/05]

[$697,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$981,000,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

Original Balance	1,000,196,890
Current Balance	997,551,488
# of Loans	7,680
Avg Loan	129,890
1st Lien %	96.5
2nd Lien %	3.5
WA FICO	626
Min FICO	454
Max FICO	810
WA LTV	82.8
Min LTV	14.1
Max LTV	100
WA DTI	40.7
Min DTI	2
Max DTI	59.6
WA Age	3
WARM	349
Northern CA %	6.9
Southern CA %	13.2

CA Summary	% of CA	WA FICO	Min FICO	Max FICO	WA LTV	Min LTV	Max LTV	TOP ZIPCODE %	TOP ZIPCODE
CA-North	34.1	646	504	799	79.6	14.7	100.0	2.5	95823
CA-South	65.9	642	501	787	79.4	23.2	100.0	2.3	92345
Total:	100.0	643	501	799	79.5	14.7	100.0	1.5	92345

			Total
			Scheduled
Product	OLTV	Fico	Balance
Arm 2/28	83.0	615	560,067,516
Arm 2/28 IO	81.3	659	219,031,024
Arm 3/27	83.1	624	38,205,936
Arm 3/27 IO	80.9	658	21,726,791
Arm 5/25	80.5	637	3,367,309
Arm 5/25 IO	76.8	668	6,088,444
Arm 6 Month	72.4	628	649,760
Fixed 15yr	75.6	590	7,811,729
Fixed 30yr	82.9	615	113,051,275
Fixed 30yr IO	86.2	676	734,150
Fixed Rate - Balloon	96.5	624	26,817,552
Total:	82.8	626	997,551,488

			Total
			Scheduled
LTV	OLTV	Fico	Balance
<= 20.00	16.5	591	93,029
20.01 - 25.00	22.6	586	465,264
25.01 - 30.00	27.3	578	840,874
30.01 - 35.00	33.3	595	1,443,688
35.01 - 40.00	38.6	561	1,642,355
40.01 - 45.00	42.7	592	2,349,043
45.01 - 50.00	47.7	608	3,337,895
50.01 - 55.00	53.2	606	6,092,308
55.01 - 60.00	57.8	594	12,228,641
60.01 - 65.00	63.3	588	13,683,453
65.01 - 70.00	68.6	607	28,392,641
70.01 - 75.00	73.9	597	42,474,471
75.01 - 80.00	79.8	641	465,073,703
80.01 - 85.00	84.4	598	109,981,611
85.01 - 90.00	89.6	619	174,983,627
90.01 - 95.00	94.7	628	57,130,020
95.01 - 100.00	99.9	635	77,338,864
Total:	82.8	626	997,551,488

			Total
			Scheduled
FICO	OLTV	Fico	Balance
0 - 320	85.3	0	1,154,336
441 - 460	84.2	455	97,786
461 - 480	85.8	472	289,157
481 - 500	82.5	493	1,077,985
501 - 520	74.4	511	11,241,949
521 - 540	75.9	531	32,431,119
541 - 560	79.6	551	46,645,186
561 - 580	82.0	571	85,369,960
581 - 600	84.4	591	130,242,842
601 - 620	83.9	610	160,568,393
621 - 640	84.1	630	149,712,173
641 - 660	83.1	650	145,763,746
661 - 680	82.6	670	103,281,425
681 - 700	82.4	690	50,513,895
701 - 720	82.1	709	32,385,778
721 - 740	82.3	730	21,240,881
741 - 760	82.5	749	10,479,392
761 - 780	83.5	768	8,793,860
781 - 800	83.9	790	5,638,099
801 >=	80.8	807	623,524
Total:	82.8	626	997,551,488

LTV	MIG% for LTV Buckets	WA FICO	MIG BALANCE
<= 20.00	0.0	591	0
20.01 - 25.00	0.0	586	0
25.01 - 30.00	0.0	578	0
30.01 - 35.00	0.0	595	0
35.01 - 40.00	0.0	561	0
40.01 - 45.00	0.0	592	0
45.01 - 50.00	0.0	608	0
50.01 - 55.00	0.0	606	0
55.01 - 60.00	0.0	594	0
60.01 - 65.00	0.0	588	0
65.01 - 70.00	0.0	607	0
70.01 - 75.00	0.0	597	0
75.01 - 80.00	0.1	641	444,823
80.01 - 85.00	0.1	598	94,562
85.01 - 90.00	0.0	619	0
90.01 - 95.00	0.6	628	359,044
95.01 - 100.00	0.0	635	0
Total:	0.1	626	898,429

			Total
			Scheduled
Purpose	OLTV	Fico	Balance
Purchase	84.2	640	497,371,840
Refinance - Rate Term	82.6	622	66,351,840
Refinance - Cashout	81.3	611	433,827,808
Total:	82.8	626	997,551,488

			Total
			Scheduled
Occupancy	OLTV	Fico	Balance
Primary	82.7	626	928,374,378
Second Home	87.8	662	6,065,896
Investor	83.7	634	63,111,213
Total:	82.8	626	997,551,488

			Total
			Scheduled
Balance	OLTV	Fico	Balance
<= 200,000.00	83.8	618	569,739,366
200,000.01 - 400,000.00	81.9	635	332,825,685
400,000.01 - 600,000.00	81.3	647	78,842,250
600,000.01 >=	76.8	646	16,144,187
Total:	82.8	626	997,551,488

			Total
			Scheduled
Property Type	OLTV	Fico	Balance
Single Family Residence	83.0	623	792,148,461
Condo	81.3	651	42,901,437
2 Family	81.3	643	39,669,807
3-4 Family	80.7	639	13,570,829
Co-op	87.0	604	1,451,329
PUD	82.6	637	107,722,218
Manufactured Housing	71.5	637	87,407
Total:	82.8	626	997,551,488

			Total
			Scheduled
Doc Type	OLTV	Fico	Balance
Full	83.6	617	598,960,515
Reduced	82.8	647	193,678,274
No Income/ No Asset	73.1	648	6,635,811
Stated Income / Stated Assets	80.8	635	198,276,888
Total:	82.8	626	997,551,488

			Total
			Scheduled
IRAP	OLTV	Fico	Balance
<= 0	85.0	616	148,414,707
4 - 6	72.4	628	649,760
13 - 24	82.5	627	779,098,540
25 - 36	82.3	636	59,932,728
37 - 60	78.1	657	9,455,753
Total:	82.8	626	997,551,488

			Total
			Scheduled
DTI	OLTV	Fico	Balance
<= 0.00	76.9	674	5,966,441
0.01 - 5.00	75.7	652	904,495
5.01 - 10.00	81.5	610	2,528,234
10.01 - 15.00	81.9	620	7,929,014
15.01 - 20.00	81.1	631	16,803,999
20.01 - 25.00	81.2	617	30,000,661
25.01 - 30.00	82.0	621	55,947,837
30.01 - 35.00	83.1	622	106,393,598
35.01 - 40.00	82.7	626	158,184,514
40.01 - 45.00	82.7	630	235,546,602
45.01 - 50.00	83.5	628	344,906,974
50.01 - 55.00	81.0	606	31,981,103
55.01 >=	79.1	563	458,014
Total:	82.8	626	997,551,488

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Alabama	70	4,973,579	0.5	8.54	86.5	602
Arizona	281	40,769,594	4.1	7.02	82.5	627
Arkansas	35	2,903,311	0.3	8.18	89.5	623
California	717	200,673,176	20.1	6.72	79.5	643
Colorado	158	21,935,557	2.2	7.15	82.8	631
Connecticut	29	4,492,529	0.5	7.67	78.9	617
Delaware	31	3,967,372	0.4	7.37	82.0	632
Florida	870	122,287,732	12.3	7.52	83.4	633
Georgia	278	29,525,136	3.0	7.52	84.7	617
Hawaii	4	735,468	0.1	7.47	75.4	624
Idaho	33	3,640,278	0.4	7.19	79.4	641
Illinois	184	24,067,538	2.4	7.31	83.2	634
Indiana	317	21,615,789	2.2	7.99	87.4	617
Iowa	42	3,522,206	0.4	7.98	86.1	632
Kansas	49	4,263,184	0.4	7.97	86.4	612
Kentucky	86	6,771,048	0.7	7.94	85.5	591
Louisiana	77	6,129,303	0.6	8.23	85.4	606
Maine	6	774,191	0.1	7.49	78.7	599
Maryland	137	24,254,274	2.4	6.98	81.9	614
Massachusetts	17	2,330,580	0.2	6.82	79.4	648
Michigan	394	32,453,325	3.3	7.90	85.3	610
Minnesota	123	20,131,468	2.0	6.81	82.7	634
Mississippi	62	4,630,881	0.5	8.04	85.7	605
Missouri	213	17,104,079	1.7	8.00	86.0	606
Montana	1	99,691	0.0	5.84	80.0	630
Nebraska	36	2,633,413	0.3	7.69	84.5	616
Nevada	143	30,164,853	3.0	7.05	80.8	641
New Hampshire	5	707,404	0.1	6.49	82.8	642
New Jersey	136	29,699,604	3.0	7.32	80.8	621
New Mexico	21	2,288,182	0.2	8.19	81.1	635
New York	149	25,954,842	2.6	7.60	81.2	630
North Carolina	264	23,575,906	2.4	7.72	84.6	608
Ohio	434	38,282,092	3.8	7.65	85.9	612
Oklahoma	88	5,790,739	0.6	7.98	86.3	600
Oregon	144	20,413,057	2.0	7.00	81.9	639
Pennsylvania	276	26,604,472	2.7	7.84	84.0	609
Rhode Island	9	1,715,885	0.2	6.50	79.5	628
South Carolina	102	9,538,376	1.0	7.68	85.5	610
South Dakota	8	446,138	0.0	7.90	85.5	619
Tennessee	236	19,005,796	1.9	7.90	86.7	609
Texas	778	67,751,813	6.8	7.96	84.2	612
Utah	73	8,476,302	0.8	7.32	82.8	619
Vermont	1	169,765	0.0	7.88	72.3	605
Virginia	215	32,453,470	3.3	7.31	82.4	620
Washington	184	30,535,186	3.1	7.01	83.2	639
West Virginia	19	2,167,294	0.2	7.31	85.3	618
Wisconsin	135	13,844,101	1.4	7.82	86.5	619
Wyoming	10	1,281,507	0.1	7.64	85.8	590
Total:	7,680	997,551,488	100.0	7.36	82.8	626

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,000

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Silent Second Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 41.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,303
Total Outstanding Loan Balance	$362,360,557*	Min	Max
Average Loan Current Balance	$157,343	$9,812	$718,180
Weighted Average Original LTV	80.9%**
Weighted Average Coupon	6.84%	4.99%	11.12%
Arm Weighted Average Coupon	6.81%
Fixed Weighted Average Coupon	7.45%
Weighted Average Margin	5.58%	2.25%	9.19%
Weighted Average FICO (Non-Zero)	645
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	95.1%
% Fixed	04.9%
% of Loans with Mortgage Insurance	0.0%

*

Loans with Silent Seconds will total approximately [$363,250,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	5	638,934	0.2	4.99	80.0	655
5.01 - 5.50	59	10,745,126	3.0	5.37	79.8	674
5.51 - 6.00	243	47,239,268	13.0	5.84	79.8	665
6.01 - 6.50	471	85,255,405	23.5	6.30	80.0	659
6.51 - 7.00	577	100,164,406	27.6	6.76	80.0	651
7.01 - 7.50	326	49,083,397	13.5	7.26	80.6	639
7.51 - 8.00	263	34,214,659	9.4	7.73	82.7	625
8.01 - 8.50	131	15,345,303	4.2	8.25	84.7	606
8.51 - 9.00	113	10,873,712	3.0	8.74	86.6	591
9.01 - 9.50	58	4,677,044	1.3	9.23	87.3	575
9.51 - 10.00	37	2,764,424	0.8	9.73	87.3	571
10.01 - 10.50	15	896,409	0.2	10.22	88.0	581
10.51 - 11.00	4	209,839	0.1	10.70	87.6	604
11.01 - 11.12	1	252,632	0.1	11.12	74.3	508
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
502 - 525	12	1,348,848	0.4	9.36	82.0	515
526 - 550	37	2,911,994	0.8	8.91	83.3	539
551 - 575	63	5,457,143	1.5	8.80	85.8	565
576 - 600	440	55,189,518	15.2	7.57	84.0	589
601 - 625	486	65,615,599	18.1	6.84	80.4	613
626 - 650	528	82,174,456	22.7	6.65	80.2	639
651 - 675	346	65,021,848	17.9	6.60	79.9	662
676 - 700	188	40,250,119	11.1	6.55	80.2	686
701 - 725	101	21,319,473	5.9	6.48	79.9	714
726 - 750	54	12,492,602	3.4	6.36	80.0	737
751 - 775	30	6,123,963	1.7	6.21	79.8	764
776 - 800	15	3,863,074	1.1	6.64	80.0	788
801 - 810	3	591,920	0.2	6.39	80.0	807
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,812 - 50,000	11	446,779	0.1	8.88	80.9	585
50,001 - 100,000	689	52,797,852	14.6	7.45	82.1	616
100,001 - 150,000	675	82,516,174	22.8	6.99	81.6	630
150,001 - 200,000	412	71,258,980	19.7	6.76	80.7	647
200,001 - 250,000	194	43,394,931	12.0	6.57	80.3	657
250,001 - 300,000	132	36,064,883	10.0	6.64	80.1	660
300,001 - 350,000	75	24,390,093	6.7	6.49	80.3	663
350,001 - 400,000	43	16,076,828	4.4	6.43	80.0	667
400,001 - 450,000	24	10,100,041	2.8	6.51	80.2	677
450,001 - 500,000	24	11,412,157	3.1	6.64	79.9	667
500,001 - 550,000	9	4,768,017	1.3	6.57	78.5	670
550,001 - 600,000	8	4,613,685	1.3	6.93	80.0	659
600,001 - 718,180	7	4,520,137	1.2	6.86	80.0	689
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
53.310 - 55.000	1	144,761	0.0	6.99	53.3	599
55.001 - 60.000	1	163,733	0.0	8.09	59.6	552
60.001 - 65.000	2	764,000	0.2	6.71	63.0	625
65.001 - 70.000	8	1,240,258	0.3	6.68	67.5	633
70.001 - 75.000	29	3,434,079	0.9	7.04	73.9	633
75.001 - 80.000	1,832	310,680,670	85.7	6.64	80.0	653
80.001 - 85.000	134	14,914,867	4.1	8.22	84.5	593
85.001 - 90.000	283	29,586,763	8.2	8.12	89.8	597
90.001 - 95.000	13	1,431,424	0.4	8.95	94.8	605
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	341	51,342,617	14.2	7.00	81.0	644
1.00	68	13,216,688	3.6	6.85	80.6	651
2.00	1,548	249,922,862	69.0	6.79	80.9	645
2.50	1	549,500	0.2	6.99	62.2	609
3.00	339	46,496,680	12.8	6.87	80.9	647
5.00	6	832,211	0.2	8.69	79.7	609
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,658	231,188,298	63.8	6.79	81.2	631
Reduced	395	75,294,830	20.8	6.86	80.5	670
Stated Income / Stated Assets	250	55,877,428	15.4	6.99	80.0	673
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,192	353,498,598	97.6	6.80	80.8	646
Second Home	2	715,533	0.2	7.51	81.4	643
Investor	109	8,146,426	2.2	8.30	84.2	638
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	286	85,435,023	23.6	6.44	79.7	669
Florida	264	43,877,229	12.1	6.88	80.3	655
Texas	262	31,590,771	8.7	7.59	83.3	618
Arizona	115	18,203,905	5.0	6.60	80.1	645
Washington	90	16,890,236	4.7	6.53	80.1	653
Georgia	113	14,687,340	4.1	6.98	81.6	623
Oregon	68	9,759,761	2.7	6.60	80.3	643
Colorado	53	9,445,579	2.6	6.74	81.5	631
Michigan	97	9,382,439	2.6	7.34	82.7	626
Virginia	49	9,014,172	2.5	6.73	81.2	638
Minnesota	52	8,971,535	2.5	6.23	80.0	666
Nevada	43	8,843,123	2.4	6.82	80.1	664
North Carolina	76	8,316,388	2.3	6.89	80.7	621
Tennessee	87	8,242,864	2.3	7.44	82.7	614
Illinois	44	7,803,930	2.2	6.70	80.8	665
Other	604	71,896,262	19.8	7.06	81.4	631
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,948	304,177,390	83.9	6.89	81.1	646
Refinance - Rate Term	136	21,068,028	5.8	6.46	80.1	641
Refinance - Cashout	219	37,115,139	10.2	6.58	79.5	644
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,981	317,285,743	87.6	6.82	80.9	645
Arm 3/27	167	26,276,119	7.3	6.58	80.2	658
Arm 5/25	6	1,147,056	0.3	6.89	82.9	672
Fixed Rate	149	17,651,639	4.9	7.45	80.8	639
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,888	285,580,064	78.8	6.86	81.1	642
PUD	217	41,789,566	11.5	6.71	80.1	652
Condo	137	22,143,308	6.1	6.72	79.9	661
2 Family	50	10,224,695	2.8	6.92	80.1	674
3-4 Family	11	2,622,924	0.7	6.66	79.8	668
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	33	5,082,442	1.5	5.98	79.8	657
4.01 - 4.50	103	18,295,761	5.3	6.09	80.4	659
4.51 - 5.00	300	54,041,372	15.7	6.17	80.3	660
5.01 - 5.50	542	90,324,144	26.2	6.62	80.6	651
5.51 - 6.00	656	97,420,360	28.3	6.92	81.0	645
6.01 - 6.50	257	39,954,482	11.6	7.33	81.3	630
6.51 - 7.00	194	31,162,844	9.0	7.55	81.8	629
7.01 - 7.50	48	5,827,692	1.7	8.18	81.1	612
7.51 - 8.00	13	1,917,006	0.6	8.56	81.5	610
8.01 - 8.50	5	359,087	0.1	9.12	86.3	549
8.51 - 9.00	2	260,811	0.1	9.17	82.3	638
9.01 - 9.19	1	62,919	0.0	10.19	90.0	548
Total:	2,154	344,708,917	100.0	6.81	80.9	646

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	3	403,657	0.1	10.69	79.5	543
10 - 12	1	83,067	0.0	6.55	80.0	562
13 - 15	1	84,381	0.0	7.74	89.5	590
16 - 18	8	1,304,159	0.4	7.26	81.7	630
19 - 21	580	87,672,849	25.4	6.59	80.4	641
22 - 24	1,388	227,737,629	66.1	6.90	81.1	646
28 - 30	1	324,000	0.1	6.38	80.0	764
31 - 33	64	9,969,267	2.9	6.40	80.1	657
34 - 36	102	15,982,852	4.6	6.69	80.3	657
37 - 59	6	1,147,056	0.3	6.89	82.9	672
Total:	2,154	344,708,917	100.0	6.81	80.9	646

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	104	19,388,042	5.6	5.87	79.9	669
11.51 - 12.00	241	45,264,323	13.1	5.98	79.9	659
12.01 - 12.50	367	66,171,060	19.2	6.30	79.9	659
12.51 - 13.00	370	61,084,948	17.7	6.67	80.0	651
13.01 - 13.50	194	33,992,885	9.9	6.88	80.2	642
13.51 - 14.00	242	43,202,306	12.5	6.93	80.1	651
14.01 - 14.50	185	25,212,018	7.3	7.37	81.5	636
14.51 - 15.00	201	23,879,827	6.9	7.83	84.4	617
15.01 - 15.50	110	12,228,192	3.5	8.44	86.1	596
15.51 - 16.00	82	8,674,212	2.5	8.86	86.6	588
16.01 - 16.50	28	2,455,859	0.7	9.43	87.7	583
16.51 - 17.00	18	1,420,440	0.4	9.87	87.7	578
17.01 - 17.50	3	178,724	0.1	10.18	84.5	563
18.01 - 21.60	9	1,556,081	0.5	7.69	78.9	657
Total:	2,154	344,708,917	100.0	6.81	80.9	646

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	9	1,877,784	0.5	6.00	81.2	669
4.51 - 5.50	69	11,900,528	3.5	5.45	79.8	671
5.51 - 6.00	247	47,294,286	13.7	5.86	79.8	665
6.01 - 6.50	457	83,468,586	24.2	6.30	80.0	659
6.51 - 7.00	542	94,112,685	27.3	6.76	80.0	650
7.01 - 7.50	283	44,063,057	12.8	7.27	80.6	637
7.51 - 8.00	232	30,479,188	8.8	7.72	83.0	625
8.01 - 8.50	117	13,884,196	4.0	8.24	85.0	604
8.51 - 9.00	100	9,882,371	2.9	8.74	86.6	591
9.01 - 9.50	52	4,260,203	1.2	9.24	87.5	575
9.51 - 10.00	30	2,335,722	0.7	9.73	87.2	573
10.01 - 10.50	11	687,840	0.2	10.19	88.1	582
10.51 - 11.00	4	209,839	0.1	10.70	87.6	604
11.01 - 11.12	1	252,632	0.1	11.12	74.3	508
Total:	2,154	344,708,917	100.0	6.81	80.9	646

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	224,000	0.1	6.75	80.0	706
1.50	126	22,048,054	6.4	7.00	80.9	644
2.00	92	5,323,155	1.5	8.75	87.1	603
3.00	1,931	316,344,701	91.8	6.76	80.8	647
5.00	3	621,456	0.2	6.80	79.8	670
6.00	1	147,552	0.0	5.95	80.0	630
Total:	2,154	344,708,917	100.0	6.81	80.9	646

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,593	265,457,242	77.0	6.63	80.2	653
1.50	561	79,251,675	23.0	7.38	83.0	622
Total:	2,154	344,708,917	100.0	6.81	80.9	646

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,605	210,699,460	58.1	7.01	81.4	632
24	73	18,772,918	5.2	6.58	79.6	678
36	6	1,459,234	0.4	6.85	79.9	702
60	615	130,806,316	36.1	6.60	80.1	662
120	4	622,629	0.2	6.78	79.9	693
Total:	2,303	362,360,557	100.0	6.84	80.9	645

    *     Note, for second liens, CLTV is employed in this calculation

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Second Lien Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  All of the mortgage loans provide payments of principal following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,098
Total Outstanding Loan Balance	$35,317,105*	Min	Max
Average Loan Current Balance	$32,165	$6,372	$239,869
Weighted Average Original Combined LTV	98.3%
Weighted Average Coupon	10.53%	6.99%	13.99%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.53%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	3
% First Liens	00.0%
% Second Liens	100.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*   Second liens will comprise approximately [$35,000,000] of the total collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
6.99 - 7.00	1	31,604	0.1	6.99	95.0	809
7.01 - 7.50	1	42,193	0.1	7.50	95.0	649
7.51 - 8.00	2	95,051	0.3	7.99	100.0	759
8.01 - 8.50	5	299,812	0.8	8.30	86.6	642
8.51 - 9.00	42	1,281,759	3.6	8.86	94.7	655
9.01 - 9.50	32	1,255,425	3.6	9.46	96.4	652
9.51 - 10.00	410	10,818,288	30.6	9.95	98.8	622
10.01 - 10.50	108	4,063,287	11.5	10.31	99.4	641
10.51 - 11.00	240	9,651,964	27.3	10.84	98.6	626
11.01 - 11.50	136	4,453,044	12.6	11.25	99.2	632
11.51 - 12.00	77	1,857,527	5.3	11.72	97.5	602
12.01 - 12.50	21	673,213	1.9	12.30	98.6	634
12.51 - 13.00	11	370,287	1.0	12.71	99.4	589
13.01 - 13.50	7	258,432	0.7	13.40	93.0	578
13.51 - 13.99	5	165,220	0.5	13.85	81.2	522
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	20,611	0.1	13.99	100.0	0
476 - 500	6	134,370	0.4	12.04	78.0	491
501 - 525	15	417,704	1.2	12.27	79.4	514
526 - 550	4	65,602	0.2	12.09	89.8	541
551 - 575	21	435,073	1.2	11.14	96.5	569
576 - 600	287	6,400,815	18.1	10.60	99.2	589
601 - 625	385	12,399,710	35.1	10.46	99.1	613
626 - 650	216	7,917,508	22.4	10.61	98.9	637
651 - 675	95	4,019,743	11.4	10.46	97.0	663
676 - 700	32	1,475,657	4.2	10.22	95.1	684
701 - 725	14	763,692	2.2	10.26	100.0	711
726 - 750	10	577,362	1.6	9.73	99.8	739
751 - 775	7	350,871	1.0	10.83	100.0	763
776 - 800	4	306,784	0.9	9.60	100.0	789
801 - 809	1	31,604	0.1	6.99	95.0	809
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,372 - 50,000	960	24,619,070	69.7	10.50	98.9	620
50,001 - 100,000	117	7,765,473	22.0	10.68	98.3	641
100,001 - 150,000	17	2,163,006	6.1	10.57	94.2	651
150,001 - 200,000	3	529,687	1.5	10.02	100.0	686
200,001 - 239,869	1	239,869	0.7	9.00	72.0	675
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
48.740 - 50.000	1	101,562	0.3	10.75	48.7	692
50.001 - 55.000	1	12,890	0.0	10.80	51.0	496
55.001 - 60.000	1	21,864	0.1	10.99	57.7	586
60.001 - 65.000	1	10,407	0.0	11.84	65.0	516
65.001 - 70.000	5	225,814	0.6	11.79	68.5	547
70.001 - 75.000	7	480,031	1.4	9.60	72.8	639
75.001 - 80.000	9	478,393	1.4	10.05	77.9	591
80.001 - 85.000	10	375,159	1.1	11.06	83.1	579
85.001 - 90.000	13	489,737	1.4	10.53	89.7	614
90.001 - 95.000	28	1,240,883	3.5	10.27	93.7	645
95.001 - 100.000	1,022	31,880,365	90.3	10.54	99.9	629
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	627	17,809,753	50.4	10.46	98.4	626
1.00	8	590,183	1.7	10.98	94.5	664
2.00	354	12,826,292	36.3	10.70	99.6	629
3.00	107	3,972,492	11.2	10.26	94.4	625
5.00	2	118,386	0.3	9.64	91.9	642
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	786	22,309,306	63.2	10.37	98.7	613
Reduced	172	6,847,945	19.4	10.86	96.7	644
Stated Income / Stated Assets	140	6,159,853	17.4	10.74	98.8	662
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,090	34,915,838	98.9	10.53	98.3	628
Second Home	7	372,488	1.1	10.36	98.1	645
Investor	1	28,779	0.1	10.60	75.0	506
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
State	Loans	Balance	Balance	%	%	FICO
Florida	146	5,587,410	15.8	10.65	98.9	641
Texas	205	5,047,009	14.3	10.13	99.4	620
California	53	4,045,592	11.5	10.71	96.7	636
Georgia	68	1,911,493	5.4	10.52	99.8	622
Washington	30	1,442,959	4.1	10.44	96.4	657
Virginia	26	1,209,365	3.4	10.25	96.3	634
Colorado	32	1,198,699	3.4	10.52	98.3	638
Arizona	34	1,189,446	3.4	10.34	99.5	625
North Carolina	47	1,123,292	3.2	10.86	99.5	613
Michigan	37	1,037,593	2.9	10.87	96.5	617
New York	18	998,460	2.8	10.61	99.2	650
Oregon	24	957,223	2.7	10.90	96.7	613
Indiana	35	726,616	2.1	10.69	99.4	611
Wisconsin	24	673,031	1.9	10.53	99.6	625
Illinois	21	642,351	1.8	10.84	99.7	630
Other	298	7,526,565	21.3	10.51	98.1	617
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	859	26,267,240	74.4	10.51	99.7	628
Refinance - Rate Term	53	1,676,586	4.7	10.91	93.4	600
Refinance - Cashout	186	7,373,279	20.9	10.51	94.6	635
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Rate – Balloon 15 /30	616	23,441,530	66.4	10.62	98.5	636
Fixed Rate	482	11,875,575	33.6	10.34	97.9	612
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	942	29,158,587	82.6	10.53	98.2	624
PUD	98	3,922,891	11.1	10.51	98.5	633
Condo	40	1,453,283	4.1	10.75	99.4	650
2 Family	15	652,183	1.8	10.26	100.0	688
3-4 Family	3	130,162	0.4	10.32	96.9	691
Total:	1,098	35,317,105	100.0	10.53	98.3	628

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,098	35,317,105	100.0	10.53	98.3	628
Total:	1,098	35,317,105	100.0	10.53	98.3	628

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	179,240	263,303,387	26.4	6.74	0.0	668	40.9	74.9	71.7	13.2
FICO 500-525 and LTV>65	94,525	14,367,837	1.4	9.05	0.0	515	40.7	79.9	83.9	10.4
FICO 525-550 and LTV>65	112,118	43,053,414	4.3	8.39	0.0	539	40.6	80.4	88.3	6.1
FICO 550-575 and LTV>65	123,258	70,996,637	7.1	8.05	0.6	564	40.5	83.6	85.6	9.6
FICO 575-600 and LTV>70	107,322	141,128,470	14.1	7.78	0.0	588	40.7	86.2	84.9	8.9
FICO 600-625 and LTV>70	110,934	187,590,061	18.8	7.42	0.0	612	40.7	85.6	83.3	9.1
FICO 625-650 and LTV>70	131,962	185,935,006	18.6	7.13	0.0	637	41.0	84.7	80.2	10.5
FICO 650-675 and LTV>80	124,228	49,939,831	5.0	7.57	0.3	661	39.9	91.8	79.4	11.4
FICO 675-700 and LTV>80	148,888	20,546,554	2.1	7.35	0.4	686	41.8	92.0	72.7	16.2
FICO 700-725 and LTV>80	148,660	9,811,530	1.0	7.49	0.0	709	40.7	91.0	61.6	24.6
FICO 725-750 and LTV>85	158,196	4,745,868	0.5	8.17	1.1	735	37.9	94.0	55.8	8.6
FICO 750-775 and LTV>85	118,127	3,780,071	0.4	7.61	1.6	760	39.0	93.6	64.0	22.0
FICO 775-800 and LTV>85	154,748	2,321,218	0.2	7.06	5.1	787	39.1	93.8	65.7	17.6
FICO=>800 and LTV>85	31,604	31,604	0.0	6.99	0.0	809	36.0	95.0	0.0	0.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8	79.4	10.8

FICO and LTV	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	95.0	41.9	30.9	25.7	45.5	34.4
FICO 500-525 and LTV>65	95.7	64.8	24.9	9.5	3.0	16.9
FICO 525-550 and LTV>65	95.7	67.1	15.5	17.3	0.0	15.3
FICO 550-575 and LTV>65	93.5	70.7	13.6	15.4	2.1	12.4
FICO 575-600 and LTV>70	94.7	78.6	8.8	12.5	12.3	9.8
FICO 600-625 and LTV>70	94.2	71.7	10.9	16.8	16.6	12.6
FICO 625-650 and LTV>70	91.7	59.5	18.7	21.5	30.3	19.9
FICO 650-675 and LTV>80	86.0	52.2	23.0	24.8	19.0	16.4
FICO 675-700 and LTV>80	82.6	47.1	25.9	26.9	33.6	28.2
FICO 700-725 and LTV>80	82.1	43.5	38.1	14.0	25.7	28.7
FICO 725-750 and LTV>85	65.3	24.5	37.1	31.8	12.8	4.2
FICO 750-775 and LTV>85	81.3	33.9	39.5	20.1	18.0	12.9
FICO 775-800 and LTV>85	84.8	64.2	28.2	7.6	41.7	17.6
FICO=>800 and LTV>85	100.0	100.0	0.0	0.0	0.0	0.0
Total:	93.1	60.0	19.4	19.9	24.8	20.1

2. LTV and DTI

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	128,767	965,112,371	96.7	7.36	0.1	627	40.3	82.9	79.4	10.7
LTV 0-60 and DTI>50	121,830	1,705,625	0.2	8.03	0.0	582	52.9	47.4	75.7	5.0
LTV 60-65 and DTI>50	130,426	912,979	0.1	6.62	0.0	553	52.9	62.5	100.0	0.0
LTV 65-70 and DTI>50	157,709	946,256	0.1	7.41	0.0	587	52.6	66.7	73.0	21.1
LTV 70-75 and DTI>50	137,057	2,055,855	0.2	7.22	0.0	600	52.3	70.8	98.2	0.0
LTV 75-80 and DTI>50	166,678	3,166,890	0.3	7.74	0.0	584	53.0	76.6	91.9	3.9
LTV 80-85 and DTI>50	202,470	11,135,826	1.1	6.90	0.0	627	52.4	80.7	73.6	18.7
LTV 85-90 and DTI>50	208,111	3,537,885	0.4	7.30	0.0	583	52.8	86.5	75.8	10.3
LTV 90-95 and DTI>50	198,048	5,941,447	0.6	7.44	0.0	594	52.2	90.3	64.3	21.7
LTV 95-100 and DTI>50	164,514	1,809,652	0.2	7.27	0.0	618	51.5	95.4	91.8	8.2
LTV=>100 and DTI>50	111,518	1,226,701	0.1	8.04	0.0	648	51.4	100.0	98.3	1.7
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8	79.4	10.8

LTV and DTI	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	93.0	59.5	19.8	20.1	25.3	20.0
LTV 0-60 and DTI>50	76.0	52.0	12.6	35.4	0.0	19.0
LTV 60-65 and DTI>50	76.0	86.3	0.0	13.7	0.0	56.3
LTV 65-70 and DTI>50	94.1	33.3	21.1	32.3	32.3	32.3
LTV 70-75 and DTI>50	100.0	89.1	8.1	2.8	9.2	22.9
LTV 75-80 and DTI>50	93.7	63.6	0.0	35.0	0.0	41.0
LTV 80-85 and DTI>50	97.5	73.7	11.4	15.0	16.5	25.5
LTV 85-90 and DTI>50	93.7	92.1	2.6	5.3	0.0	20.2
LTV 90-95 and DTI>50	94.4	80.8	13.0	6.2	0.0	0.0
LTV 95-100 and DTI>50	100.0	100.0	0.0	0.0	35.7	35.7
LTV=>100 and DTI>50	100.0	93.0	7.0	0.0	6.5	41.5
Total:	93.1	60.0	19.4	19.9	24.8	20.1

3. DTI and FICO

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	135,994	547,784,255	54.9	7.12	0.1	655	37.1	82.8	76.6	11.5
DTI 0.1 - 20.0 & FICO<525	77,522	620,175	0.1	9.33	0.0	519	12.4	68.0	89.4	0.0
DTI 20.1 - 25.0 & FICO<525	48,930	440,368	0.0	9.23	0.0	516	22.7	76.0	88.7	0.0
DTI 25.1 - 30.0 & FICO<550	85,204	4,004,596	0.4	8.66	0.0	532	27.3	73.4	84.4	14.5
DTI 30.1 - 35.0 & FICO<575	111,733	17,206,820	1.7	8.29	0.0	547	32.5	78.2	88.5	6.8
DTI 35.1 - 40.0 & FICO<600	109,880	45,929,864	4.6	7.98	0.0	568	37.6	81.3	85.6	8.9
DTI 40.1 - 45.0 & FICO<625	119,642	109,592,044	11.0	7.73	0.0	587	42.6	82.9	85.2	8.5
DTI 45.1 - 50.0 & FICO<650	129,532	230,566,299	23.1	7.44	0.2	604	47.9	83.8	80.7	10.8
DTI 50.1 - 55.0 & FICO<675	130,728	40,525,727	4.1	7.69	0.0	589	51.7	81.4	82.8	11.1
DTI=>55.0 & FICO<700	88,134	881,341	0.1	9.28	0.0	595	56.5	79.2	83.3	0.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8	79.4	10.8

DTI and FICO	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	91.1	51.6	25.7	21.7	33.2	23.1
DTI 0.1 - 20.0 & FICO<525	86.0	49.1	45.9	0.0	0.0	52.8
DTI 20.1 - 25.0 & FICO<525	100.0	88.7	11.3	0.0	0.0	0.0
DTI 25.1 - 30.0 & FICO<550	97.2	69.5	12.6	17.0	0.0	13.2
DTI 30.1 - 35.0 & FICO<575	96.0	68.8	10.4	20.1	0.9	10.2
DTI 35.1 - 40.0 & FICO<600	92.9	77.7	10.0	11.3	5.3	13.7
DTI 40.1 - 45.0 & FICO<625	95.3	71.3	9.7	18.9	11.8	14.6
DTI 45.1 - 50.0 & FICO<650	96.2	69.2	11.4	19.3	20.3	17.6
DTI 50.1 - 55.0 & FICO<675	94.7	66.3	21.7	11.8	8.3	21.5
DTI=>55.0 & FICO<700	81.8	81.0	0.0	5.7	0.0	12.5
Total:	93.1	60.0	19.4	19.9	24.8	20.1

4. Limited and Stated Doc

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	116,769	607,434,829	60.9	7.31	0.1	617	40.8	83.5	81.5	10.4
FICO 500-525 & Limited or Stated Doc	95,663	5,644,123	0.6	9.48	0.0	516	42.2	77.3	86.7	7.9
FICO 525-550 & Limited or Stated Doc	124,478	16,929,060	1.7	8.62	0.0	539	40.9	73.5	84.1	7.5
FICO 550-575 & Limited or Stated Doc	125,558	23,730,536	2.4	8.13	0.0	564	39.7	77.2	90.7	5.8
FICO 575-600 & Limited or Stated Doc	145,315	34,439,663	3.5	7.83	0.0	587	39.7	80.8	77.4	11.4
FICO 600-625 & Limited or Stated Doc	140,780	57,015,834	5.7	7.57	0.0	613	40.0	83.2	84.2	5.3
FICO 625-650 & Limited or Stated Doc	154,127	79,837,900	8.0	7.41	0.0	638	40.5	83.1	76.5	12.0
FICO 650-675 & Limited or Stated Doc	165,904	77,974,801	7.8	7.17	0.1	662	41.7	82.8	72.0	13.5
FICO 675-700 & Limited or Stated Doc	200,565	45,728,825	4.6	6.93	0.2	686	41.7	81.9	67.9	16.1
FICO 700-725 & Limited or Stated Doc	206,867	22,755,373	2.3	6.87	0.0	711	41.0	81.4	65.2	16.6
FICO 725-750 & Limited or Stated Doc	220,768	14,349,930	1.4	7.01	0.0	736	40.1	83.1	71.8	13.1
FICO 750-775 & Limited or Stated Doc	173,260	6,930,399	0.7	6.83	0.0	762	37.8	84.3	74.9	17.6
FICO 775-800 & Limited or Stated Doc	228,016	4,332,295	0.4	6.86	0.0	789	38.5	82.5	70.4	8.5
FICO=>800 & Limited or Stated Doc	223,960	447,920	0.0	6.61	0.0	808	25.4	80.0	100.0	0.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8	79.4	10.8

Limited and Stated Doc	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	94.1	98.6	0.2	0.1	21.0	13.2
FICO 500-525 & Limited or Stated Doc	98.9	0.0	68.4	31.6	7.8	36.5
FICO 525-550 & Limited or Stated Doc	96.8	0.0	42.9	57.1	0.0	17.5
FICO 550-575 & Limited or Stated Doc	90.4	0.0	43.0	57.0	0.0	22.3
FICO 575-600 & Limited or Stated Doc	88.7	0.0	40.6	59.4	9.7	21.3
FICO 600-625 & Limited or Stated Doc	90.0	0.0	39.0	61.0	20.1	25.8
FICO 625-650 & Limited or Stated Doc	89.5	0.0	45.8	54.2	32.6	32.7
FICO 650-675 & Limited or Stated Doc	91.6	0.0	51.4	48.6	41.3	33.9
FICO 675-700 & Limited or Stated Doc	93.5	0.0	59.0	41.0	47.5	39.5
FICO 700-725 & Limited or Stated Doc	99.0	0.0	70.0	30.0	44.9	35.4
FICO 725-750 & Limited or Stated Doc	83.9	0.0	61.8	38.2	60.5	41.7
FICO 750-775 & Limited or Stated Doc	89.8	0.0	56.1	43.9	43.4	38.3
FICO 775-800 & Limited or Stated Doc	98.4	0.0	55.7	44.3	54.7	22.9
FICO=>800 & Limited or Stated Doc	100.0	0.0	0.0	100.0	100.0	0.0
Total:	93.1	60.0	19.4	19.9	24.8	20.1

5. IO

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	113,822	749,971,078	75.2	7.58	0.1	616	40.3	83.4	81.7	9.2
FICO 500-525 & InterestOnly	437,750	437,750	0.0	8.80	0.0	521	42.3	85.0	100.0	0.0
FICO 550-575 & InterestOnly	304,174	1,520,871	0.2	7.13	0.0	562	44.3	86.6	82.5	17.5
FICO 575-600 & InterestOnly	203,597	18,120,106	1.8	7.19	0.0	589	41.1	82.5	82.9	12.2
FICO 600-625 & InterestOnly	199,965	34,194,031	3.4	6.88	0.0	613	41.5	80.7	73.4	14.5
FICO 625-650 & InterestOnly	220,913	58,100,198	5.8	6.66	0.0	639	42.8	81.3	77.5	13.5
FICO 650-675 & InterestOnly	244,024	57,101,549	5.7	6.65	0.0	662	42.3	81.1	71.1	17.3
FICO 675-700 & InterestOnly	244,212	35,899,234	3.6	6.61	0.0	686	42.4	81.7	64.3	17.0
FICO 700-725 & InterestOnly	222,692	19,374,237	1.9	6.38	0.0	711	42.4	79.7	68.3	19.6
FICO 725-750 & InterestOnly	241,510	12,800,023	1.3	6.48	0.0	737	40.9	80.5	71.2	15.1
FICO 750-775 & InterestOnly	214,847	5,156,338	0.5	6.42	0.0	764	40.6	81.4	75.6	18.4
FICO 775-800 & InterestOnly	306,011	4,284,153	0.4	6.43	0.0	787	39.1	81.7	58.4	20.9
FICO=>800 & InterestOnly	197,307	591,920	0.1	6.39	0.0	807	26.7	80.0	75.7	0.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8	79.4	10.8

IO	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	91.7	62.8	16.7	19.6	0.0	12.8
FICO 500-525 & InterestOnly	100.0	0.0	0.0	100.0	100.0	100.0
FICO 550-575 & InterestOnly	100.0	100.0	0.0	0.0	100.0	72.1
FICO 575-600 & InterestOnly	100.0	81.6	1.7	16.7	100.0	30.0
FICO 600-625 & InterestOnly	99.2	66.5	11.7	21.8	100.0	29.6
FICO 625-650 & InterestOnly	98.1	55.1	23.3	21.5	100.0	40.0
FICO 650-675 & InterestOnly	97.1	43.6	33.6	22.8	100.0	49.1
FICO 675-700 & InterestOnly	95.5	39.5	40.3	20.3	100.0	51.2
FICO 700-725 & InterestOnly	96.9	47.3	41.2	11.5	100.0	44.5
FICO 725-750 & InterestOnly	90.6	32.2	48.5	19.3	100.0	50.7
FICO 750-775 & InterestOnly	87.5	41.6	42.8	15.6	100.0	34.8
FICO 775-800 & InterestOnly	100.0	44.6	18.6	36.8	100.0	25.5
FICO=>800 & InterestOnly	100.0	24.3	0.0	75.7	100.0	0.0
Total:	93.1	60.0	19.4	19.9	24.8	20.1

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

TOTAL CERTIFICATES OFFERED & NON-OFFERED

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

H	Pool Data	Data Entry Rules: 1. Only enter data in the fields highlighted in purple. 2. Please enter 0 for blanks. 3. Bucket the data using best fit rules.

Deal Ticker:

Pool Summary
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)	1,000,196,890
Current Mortgage Pool Balance (USD)	997,551,488
Total Number of Loans	7,680
Average Loan Balance (USD)	129,890
1st lien (%age)	96.5%
2nd lien (%age)	3.5%
WA FICO	626
- Minimum FICO	454
- Maximum FICO	810
WA LTV	82.8%
- Minimum LTV	14.1%
- Maximum LTV	100.0%
WA DTI	40.7%
- Minimum DTI	2.0%
- Maximum DTI	59.6%
WA Age (Months)	3
WA Remaining Term (Months)	349
Aquired Loans
North California (% of Pool)	6.9%
South California (% of Pool)	13.2%

North California
% of State	34.2
WA FICO	646
- Minimum FICO	504
- Maximum FICO	799
WA LTV	79.6
- Minimum LTV	14.7
- Maximum LTV	100
Highest Zip-Code Density (% of State)	2.5
Zip-Code with Highest Density	95823

South California
% of State	65.9
WA FICO	642
Minimum FICO	501
Maximum FICO	787
WA LTV	79.4
Minimum LTV	23.2
Maximum LTV	100
Highest Zip-Code Density (% of State)	2.3
Zip-Code with Highest Density	92345

Classification	Total	Check
Mortgage Type	157,786,069	7
Loan-to-Value	997,551,487	4
FICO	997,551,486	4
Purpose	997,551,488	4
Occupancy	997,551,487	4
Loan Balance	996,951,488	7
Property Type	996,012,752	7
Documentation Type	997,551,488	4
Fixed Period	849,136,781	7
Debt-to-Income Ratio	997,551,486	4
Geographic Distribution	997,551,486	4

Per Annum Fees
Servicer Fees
Cost of Carry

Mortgage Type	WA LTV	WA FICO	Balance
Classic 30yr FRM	83%	615	113,051,275
Classic 15yr FRM	76%	590	7,811,729
Classic ARM	72%	628	649,760
Classic 15/30 Balloon	97%	624	26,817,552
Classic 5/1 Hybrid	81%	637	3,367,309
Classic 5/1 IO Hybrid	77%	668	6,088,444
5/1 Hybrid w/3 year IO feature	0%	-	-

LTV	WA LTV	WA FICO	Balance
0.01-20.00		591	93,029
20.01-25.00		586	465,264
25.01-30.00		578	840,874
30.01-35.00		595	1,443,688
35.01-40.00		561	1,642,355
40.01-45.00		592	2,349,043
45.01-50.00		608	3,337,895
50.01-55.00		606	6,092,308
55.01-60.00		594	12,228,641
60.01-65.00		588	13,683,453
65.01-70.00		607	28,392,641
70.01-75.00		597	42,474,471
75.01-80.00		641	465,073,703
80.01-85.00		598	109,981,611
85.01-90.00		619	174,983,627
90.01-95.00		628	57,130,020
95.01-100.00		635	77,338,864

FICO	WA LTV	WA FICO	Balance
321 - 340	0%	-	-
341 - 360	0%	-	-
361 - 380	0%	-	-
381 - 400	0%	-	-
401 - 420	0%	-	-
421 - 440	0%	-	-
441 - 460	84%	455	97,786
461 - 480	86%	472	289,157
481 - 500	83%	493	1,077,985
501 - 520	74%	511	11,241,949
521 - 540	76%	531	32,431,119
541 - 560	80%	551	46,645,186
561 - 580	82%	571	85,369,960
581 - 600	84%	591	130,242,842
601 - 620	84%	610	160,568,393
621 - 640	84%	630	149,712,173
641 - 660	83%	650	145,763,746
661 - 680	83%	670	103,281,425
681 - 700	82%	690	50,513,895
701 - 720	82%	709	32,385,778
721 - 740	82%	730	21,240,881
741 - 760	83%	749	10,479,392
761 - 780	84%	768	8,793,860
781 - 800	84%	790	5,638,099
801 - 820	81%	807	623,524
> 820	0%	-	-
Unknown	85%	-	1,154,336

LTV	MIG%	WA FICO	BalancewithMIG
0.01-20.00	0%	591	0
20.01-25.00	0%	586	0
25.01-30.00	0%	578	0
30.01-35.00	0%	595	0
35.01-40.00	0%	561	0
40.01-45.00	0%	592	0
45.01-50.00	0%	608	0
50.01-55.00	0%	606	0
55.01-60.00	0%	594	0
60.01-65.00	0%	588	0
65.01-70.00	0%	607	0
70.01-75.00	0%	597	0
75.01-80.00	1%	641	444,823
80.01-85.00	1%	598	94,562
85.01-90.00	0%	619	0
90.01-95.00	6%	628	359,044
95.01-100.00	0%	635	0

Purpose	WA LTV	WA FICO	Balance
Purchase	84%	640	497,371,840
Cash-Out/Refinancing	81%	611	433,827,808
Refinancing	83%	622	66,351,840

Occupancy	WA LTV	WA FICO	Balance
Owner	83%	626	928,374,378
Investment	84%	634	63,111,213
2nd Home	88%	662	6,065,896

Loan Balance	WA LTV	WA FICO	Balance
<$200,000	84%	618	567,939,366
<$400,000	82%	635	333,025,685
<$600,000	81%	646	79,842,250
>$600,000	77%	646	16,144,187

Property Type	WA LTV	WA FICO	Balance
SFR	83%	623	792,148,461
PUD	83%	637	107,722,218
CND	81%	651	42,901,437
2-4 Family	81%	642	53,240,636

Documentation Type	WA LTV	WA FICO	Balance
Full	84%	617	598,960,515
Reduced	83%	647	193,678,274
SISA	81%	635	198,276,888
NISA
NINA	73%	648	6,635,811
NAV
No Ratio
Alt

Fixed Period (Months)	WA LTV	WA FICO	Balance
1
3
6	72%	628	649,760
12
24	83%	627	779,098,540
36	82%	636	59,932,728
60	78%	657	9,455,753
84
>=120

DTI	WA LTV	WA FICO	Balance
0.01 - 5.00	76%	652	904,495
5.01 - 10.00	82%	610	2,528,234
10.01 - 15.00	82%	620	7,929,014
15.01 - 20.00	81%	631	16,803,999
20.01 - 25.00	81%	617	30,000,661
25.01 - 30.00	82%	621	55,947,837
30.01 - 35.00	83%	622	106,393,598
35.01 - 40.00	83%	626	158,184,514
40.01 - 45.00	83%	630	235,546,602
45.01 - 50.00	84%	628	344,906,974
50.01 - 55.00	81%	606	31,981,103
> 55.00	79%	563	458,014
Unknown	77%	674	5,966,441

Geographic Distribution	WA LTV	WA FICO	Balance
AK	90%	623	2,903,311
AL	87%	602	4,973,579
AR	83%	627	40,769,594
AS	0%	-	-
AZ	0%	-	-
CA	80%	643	200,673,176
CO	83%	631	21,935,557
CT	79%	617	4,492,529
CZ	0%	-	-
DC	0%	-	-
DE	82%	632	3,967,372
FL	83%	633	122,287,732
GA	85%	617	29,525,136
GU	0%	-	-
HI	75%	624	735,468
IA	86%	632	3,522,206
ID	79%	641	3,640,278
IL	83%	634	24,067,538
IN	87%	617	21,615,789
KS	86%	612	4,263,184
KY	86%	591	6,771,048
LA	85%	606	6,129,303
MA	79%	648	2,330,580
MD	82%	614	24,254,274
ME	79%	599	774,191
MI	85%	610	32,453,325
MN	83%	634	20,131,468
MO	86%	606	17,104,079
MS	86%	605	4,630,881
MT	80%	630	99,691
NC	85%	608	23,575,906
ND	0%	-	-
NE	85%	616	2,633,413
NH	83%	642	707,404
NJ	81%	621	29,699,604
NM	81%	635	2,288,182
NV	81%	641	30,164,853
NY	81%	630	25,954,842
OH	86%	612	38,282,092
OK	86%	600	5,790,739
OR	82%	639	20,413,057
OT	0%	-	-
PA	84%	609	26,604,472
PR	0%	-	-
RI	80%	628	1,715,885
SC	86%	610	9,538,376
SD	86%	619	446,138
TN	87%	609	19,005,796
TT	0%	-	-
TX	84%	612	67,751,813
UT	83%	619	8,476,302
VA	0%	-	-
VI	82%	620	32,453,470
VT	72%	605	169,765
WA	83%	639	30,535,186
WI	87%	619	13,844,101
WV	85%	618	2,167,294
WY	86%	590	1,281,507

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

TOTAL CERTIFICATES OFFERED & NON-OFFERED

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-5

1. FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	179,240	263,303,387	26.4	6.74	0.0	668	40.9	74.9
FICO 500-525 and LTV>65	94,525	14,367,837	1.4	9.05	0.0	515	40.7	79.9
FICO 525-550 and LTV>65	112,118	43,053,414	4.3	8.39	0.0	539	40.6	80.4
FICO 550-575 and LTV>65	123,258	70,996,637	7.1	8.05	0.6	564	40.5	83.6
FICO 575-600 and LTV>70	107,322	141,128,470	14.1	7.78	0.0	588	40.7	86.2
FICO 600-625 and LTV>70	110,934	187,590,061	18.8	7.42	0.0	612	40.7	85.6
FICO 625-650 and LTV>70	131,962	185,935,006	18.6	7.13	0.0	637	41.0	84.7
FICO 650-675 and LTV>80	124,228	49,939,831	5.0	7.57	0.3	661	39.9	91.8
FICO 675-700 and LTV>80	148,888	20,546,554	2.1	7.35	0.4	686	41.8	92.0
FICO 700-725 and LTV>80	148,660	9,811,530	1.0	7.49	0.0	709	40.7	91.0
FICO 725-750 and LTV>85	158,196	4,745,868	0.5	8.17	1.1	735	37.9	94.0
FICO 750-775 and LTV>85	118,127	3,780,071	0.4	7.61	1.6	760	39.0	93.6
FICO 775-800 and LTV>85	154,748	2,321,218	0.2	7.06	5.1	787	39.1	93.8
FICO=>800 and LTV>85	31,604	31,604	0.0	6.99	0.0	809	36.0	95.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8

FICO and LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	71.7	13.2	95.0	41.9	30.9	25.7	45.5	34.4
FICO 500-525 and LTV>65	83.9	10.4	95.7	64.8	24.9	9.5	3.0	16.9
FICO 525-550 and LTV>65	88.3	6.1	95.7	67.1	15.5	17.3	0.0	15.3
FICO 550-575 and LTV>65	85.6	9.6	93.5	70.7	13.6	15.4	2.1	12.4
FICO 575-600 and LTV>70	84.9	8.9	94.7	78.6	8.8	12.5	12.3	9.8
FICO 600-625 and LTV>70	83.3	9.1	94.2	71.7	10.9	16.8	16.6	12.6
FICO 625-650 and LTV>70	80.2	10.5	91.7	59.5	18.7	21.5	30.3	19.9
FICO 650-675 and LTV>80	79.4	11.4	86.0	52.2	23.0	24.8	19.0	16.4
FICO 675-700 and LTV>80	72.7	16.2	82.6	47.1	25.9	26.9	33.6	28.2
FICO 700-725 and LTV>80	61.6	24.6	82.1	43.5	38.1	14.0	25.7	28.7
FICO 725-750 and LTV>85	55.8	8.6	65.3	24.5	37.1	31.8	12.8	4.2
FICO 750-775 and LTV>85	64.0	22.0	81.3	33.9	39.5	20.1	18.0	12.9
FICO 775-800 and LTV>85	65.7	17.6	84.8	64.2	28.2	7.6	41.7	17.6
FICO=>800 and LTV>85	0.0	0.0	100.0	100.0	0.0	0.0	0.0	0.0
Total:	79.4	10.8	93.1	60.0	19.4	19.9	24.8	20.1

2. LTV and DTI

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	128,767	965,112,371	96.7	7.36	0.1	627	40.3	82.9
LTV 0-60 and DTI>50	121,830	1,705,625	0.2	8.03	0.0	582	52.9	47.4
LTV 60-65 and DTI>50	130,426	912,979	0.1	6.62	0.0	553	52.9	62.5
LTV 65-70 and DTI>50	157,709	946,256	0.1	7.41	0.0	587	52.6	66.7
LTV 70-75 and DTI>50	137,057	2,055,855	0.2	7.22	0.0	600	52.3	70.8
LTV 75-80 and DTI>50	166,678	3,166,890	0.3	7.74	0.0	584	53.0	76.6
LTV 80-85 and DTI>50	202,470	11,135,826	1.1	6.90	0.0	627	52.4	80.7
LTV 85-90 and DTI>50	208,111	3,537,885	0.4	7.30	0.0	583	52.8	86.5
LTV 90-95 and DTI>50	198,048	5,941,447	0.6	7.44	0.0	594	52.2	90.3
LTV 95-100 and DTI>50	164,514	1,809,652	0.2	7.27	0.0	618	51.5	95.4
LTV=>100 and DTI>50	111,518	1,226,701	0.1	8.04	0.0	648	51.4	100.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8

LTV and DTI	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	79.4	10.7	93.0	59.5	19.8	20.1	25.3	20.0
LTV 0-60 and DTI>50	75.7	5.0	76.0	52.0	12.6	35.4	0.0	19.0
LTV 60-65 and DTI>50	100.0	0.0	76.0	86.3	0.0	13.7	0.0	56.3
LTV 65-70 and DTI>50	73.0	21.1	94.1	33.3	21.1	32.3	32.3	32.3
LTV 70-75 and DTI>50	98.2	0.0	100.0	89.1	8.1	2.8	9.2	22.9
LTV 75-80 and DTI>50	91.9	3.9	93.7	63.6	0.0	35.0	0.0	41.0
LTV 80-85 and DTI>50	73.6	18.7	97.5	73.7	11.4	15.0	16.5	25.5
LTV 85-90 and DTI>50	75.8	10.3	93.7	92.1	2.6	5.3	0.0	20.2
LTV 90-95 and DTI>50	64.3	21.7	94.4	80.8	13.0	6.2	0.0	0.0
LTV 95-100 and DTI>50	91.8	8.2	100.0	100.0	0.0	0.0	35.7	35.7
LTV=>100 and DTI>50	98.3	1.7	100.0	93.0	7.0	0.0	6.5	41.5
Total:	79.4	10.8	93.1	60.0	19.4	19.9	24.8	20.1

3. DTI and FICO

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	135,994	547,784,255	54.9	7.12	0.1	655	37.1	82.8
DTI 0.1 – 20.0 & FICO<525	77,522	620,175	0.1	9.33	0.0	519	12.4	68.0
DTI 20.1 – 25.0 & FICO<525	48,930	440,368	0.0	9.23	0.0	516	22.7	76.0
DTI 25.1 – 30.0 & FICO<550	85,204	4,004,596	0.4	8.66	0.0	532	27.3	73.4
DTI 30.1 – 35.0 & FICO<575	111,733	17,206,820	1.7	8.29	0.0	547	32.5	78.2
DTI 35.1 – 40.0 & FICO<600	109,880	45,929,864	4.6	7.98	0.0	568	37.6	81.3
DTI 40.1 – 45.0 & FICO<625	119,642	109,592,044	11.0	7.73	0.0	587	42.6	82.9
DTI 45.1 – 50.0 & FICO<650	129,532	230,566,299	23.1	7.44	0.2	604	47.9	83.8
DTI 50.1 – 55.0 & FICO<675	130,728	40,525,727	4.1	7.69	0.0	589	51.7	81.4
DTI=>55.0 & FICO<700	88,134	881,341	0.1	9.28	0.0	595	56.5	79.2
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8

DTI and FICO	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	76.6	11.5	91.1	51.6	25.7	21.7	33.2	23.1
DTI 0.1 – 20.0 & FICO<525	89.4	0.0	86.0	49.1	45.9	0.0	0.0	52.8
DTI 20.1 – 25.0 & FICO<525	88.7	0.0	100.0	88.7	11.3	0.0	0.0	0.0
DTI 25.1 – 30.0 & FICO<550	84.4	14.5	97.2	69.5	12.6	17.0	0.0	13.2
DTI 30.1 – 35.0 & FICO<575	88.5	6.8	96.0	68.8	10.4	20.1	0.9	10.2
DTI 35.1 – 40.0 & FICO<600	85.6	8.9	92.9	77.7	10.0	11.3	5.3	13.7
DTI 40.1 – 45.0 & FICO<625	85.2	8.5	95.3	71.3	9.7	18.9	11.8	14.6
DTI 45.1 – 50.0 & FICO<650	80.7	10.8	96.2	69.2	11.4	19.3	20.3	17.6
DTI 50.1 – 55.0 & FICO<675	82.8	11.1	94.7	66.3	21.7	11.8	8.3	21.5
DTI=>55.0 & FICO<700	83.3	0.0	81.8	81.0	0.0	5.7	0.0	12.5
Total:	79.4	10.8	93.1	60.0	19.4	19.9	24.8	20.1

4. Limited and Stated Doc

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	116,769	607,434,829	60.9	7.31	0.1	617	40.8	83.5
FICO 500-525 & Limited or Stated Doc	95,663	5,644,123	0.6	9.48	0.0	516	42.2	77.3
FICO 525-550 & Limited or Stated Doc	124,478	16,929,060	1.7	8.62	0.0	539	40.9	73.5
FICO 550-575 & Limited or Stated Doc	125,558	23,730,536	2.4	8.13	0.0	564	39.7	77.2
FICO 575-600 & Limited or Stated Doc	145,315	34,439,663	3.5	7.83	0.0	587	39.7	80.8
FICO 600-625 & Limited or Stated Doc	140,780	57,015,834	5.7	7.57	0.0	613	40.0	83.2
FICO 625-650 & Limited or Stated Doc	154,127	79,837,900	8.0	7.41	0.0	638	40.5	83.1
FICO 650-675 & Limited or Stated Doc	165,904	77,974,801	7.8	7.17	0.1	662	41.7	82.8
FICO 675-700 & Limited or Stated Doc	200,565	45,728,825	4.6	6.93	0.2	686	41.7	81.9
FICO 700-725 & Limited or Stated Doc	206,867	22,755,373	2.3	6.87	0.0	711	41.0	81.4
FICO 725-750 & Limited or Stated Doc	220,768	14,349,930	1.4	7.01	0.0	736	40.1	83.1
FICO 750-775 & Limited or Stated Doc	173,260	6,930,399	0.7	6.83	0.0	762	37.8	84.3
FICO 775-800 & Limited or Stated Doc	228,016	4,332,295	0.4	6.86	0.0	789	38.5	82.5
FICO=>800 & Limited or Stated Doc	223,960	447,920	0.0	6.61	0.0	808	25.4	80.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8

Limited and Stated Doc	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	81.5	10.4	94.1	98.6	0.2	0.1	21.0	13.2
FICO 500-525 & Limited or Stated Doc	86.7	7.9	98.9	0.0	68.4	31.6	7.8	36.5
FICO 525-550 & Limited or Stated Doc	84.1	7.5	96.8	0.0	42.9	57.1	0.0	17.5
FICO 550-575 & Limited or Stated Doc	90.7	5.8	90.4	0.0	43.0	57.0	0.0	22.3
FICO 575-600 & Limited or Stated Doc	77.4	11.4	88.7	0.0	40.6	59.4	9.7	21.3
FICO 600-625 & Limited or Stated Doc	84.2	5.3	90.0	0.0	39.0	61.0	20.1	25.8
FICO 625-650 & Limited or Stated Doc	76.5	12.0	89.5	0.0	45.8	54.2	32.6	32.7
FICO 650-675 & Limited or Stated Doc	72.0	13.5	91.6	0.0	51.4	48.6	41.3	33.9
FICO 675-700 & Limited or Stated Doc	67.9	16.1	93.5	0.0	59.0	41.0	47.5	39.5
FICO 700-725 & Limited or Stated Doc	65.2	16.6	99.0	0.0	70.0	30.0	44.9	35.4
FICO 725-750 & Limited or Stated Doc	71.8	13.1	83.9	0.0	61.8	38.2	60.5	41.7
FICO 750-775 & Limited or Stated Doc	74.9	17.6	89.8	0.0	56.1	43.9	43.4	38.3
FICO 775-800 & Limited or Stated Doc	70.4	8.5	98.4	0.0	55.7	44.3	54.7	22.9
FICO=>800 & Limited or Stated Doc	100.0	0.0	100.0	0.0	0.0	100.0	100.0	0.0
Total:	79.4	10.8	93.1	60.0	19.4	19.9	24.8	20.1

5. IO

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	113,822	749,971,078	75.2	7.58	0.1	616	40.3	83.4
FICO 500-525 & InterestOnly	437,750	437,750	0.0	8.80	0.0	521	42.3	85.0
FICO 550-575 & InterestOnly	304,174	1,520,871	0.2	7.13	0.0	562	44.3	86.6
FICO 575-600 & InterestOnly	203,597	18,120,106	1.8	7.19	0.0	589	41.1	82.5
FICO 600-625 & InterestOnly	199,965	34,194,031	3.4	6.88	0.0	613	41.5	80.7
FICO 625-650 & InterestOnly	220,913	58,100,198	5.8	6.66	0.0	639	42.8	81.3
FICO 650-675 & InterestOnly	244,024	57,101,549	5.7	6.65	0.0	662	42.3	81.1
FICO 675-700 & InterestOnly	244,212	35,899,234	3.6	6.61	0.0	686	42.4	81.7
FICO 700-725 & InterestOnly	222,692	19,374,237	1.9	6.38	0.0	711	42.4	79.7
FICO 725-750 & InterestOnly	241,510	12,800,023	1.3	6.48	0.0	737	40.9	80.5
FICO 750-775 & InterestOnly	214,847	5,156,338	0.5	6.42	0.0	764	40.6	81.4
FICO 775-800 & InterestOnly	306,011	4,284,153	0.4	6.43	0.0	787	39.1	81.7
FICO=>800 & InterestOnly	197,307	591,920	0.1	6.39	0.0	807	26.7	80.0
Total:	129,890	997,551,488	100.0	7.36	0.1	626	40.7	82.8

IO	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	81.7	9.2	91.7	62.8	16.7	19.6	0.0	12.8
FICO 500-525 & InterestOnly	100.0	0.0	100.0	0.0	0.0	100.0	100.0	100.0
FICO 550-575 & InterestOnly	82.5	17.5	100.0	100.0	0.0	0.0	100.0	72.1
FICO 575-600 & InterestOnly	82.9	12.2	100.0	81.6	1.7	16.7	100.0	30.0
FICO 600-625 & InterestOnly	73.4	14.5	99.2	66.5	11.7	21.8	100.0	29.6
FICO 625-650 & InterestOnly	77.5	13.5	98.1	55.1	23.3	21.5	100.0	40.0
FICO 650-675 & InterestOnly	71.1	17.3	97.1	43.6	33.6	22.8	100.0	49.1
FICO 675-700 & InterestOnly	64.3	17.0	95.5	39.5	40.3	20.3	100.0	51.2
FICO 700-725 & InterestOnly	68.3	19.6	96.9	47.3	41.2	11.5	100.0	44.5
FICO 725-750 & InterestOnly	71.2	15.1	90.6	32.2	48.5	19.3	100.0	50.7
FICO 750-775 & InterestOnly	75.6	18.4	87.5	41.6	42.8	15.6	100.0	34.8
FICO 775-800 & InterestOnly	58.4	20.9	100.0	44.6	18.6	36.8	100.0	25.5
FICO=>800 & InterestOnly	75.7	0.0	100.0	24.3	0.0	75.7	100.0	0.0
Total:	79.4	10.8	93.1	60.0	19.4	19.9	24.8	20.1

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100].

**

Note, for second liens, CLTV is employed in this calculation.

	%	%	%	%	WA	%
	FICO	FICO	FICO	FICO	OLTV*	Of
Original LTV (%) * - Aggregrate	<600	600-625	625-650	>650%		Sched_Bal
14.1 - 70.0	3.8	1.3	1.0	1.1	60.2	7.1
70.1 - 75.0	2.2	0.6	0.5	0.9	73.9	4.3
75.1 - 80.0	8.7	9.0	10.3	18.5	79.8	46.6
80.1 - 85.0	6.3	1.8	1.2	1.7	84.4	11.0
85.1 - 90.0	7.0	3.6	3.3	3.6	89.6	17.5
90.1 - 100.0	2.9	3.8	3.1	3.7	97.7	13.5
Total:	30.9	20.1	19.5	29.5	82.8	100.0

	%	%	%	%	WA	%
	FICO	FICO	FICO	FICO	OLTV*	Of
Original LTV (%) * - ARM	<600	600-625	625-650	>650%		Sched_Bal
14.7 - 70.0	2.7	0.9	0.7	0.8	60.9	6.0
70.1 - 75.0	1.8	0.5	0.4	0.7	74.0	4.1
75.1 - 80.0	7.7	8.3	9.7	17.7	79.8	51.0
80.1 - 85.0	5.5	1.4	1.0	1.5	84.4	11.0
85.1 - 90.0	6.0	3.1	2.9	3.2	89.7	17.9
90.1 - 100.0	2.0	2.1	2.0	2.4	96.9	10.0
Total:	25.7	16.3	16.7	26.4	82.4	100.0

	%	%	%	%	WA	%
	FICO	FICO	FICO	FICO	OLTV*	Of
Original LTV (%) * - FX	<600	600-625	625-650	>650%		Sched_Bal
14.1 - 70.0	1.1	0.3	0.3	0.3	58.5	13.4
70.1 - 75.0	0.4	0.1	0.1	0.2	73.5	5.1
75.1 - 80.0	1.0	0.8	0.7	0.8	79.7	21.5
80.1 - 85.0	0.8	0.4	0.2	0.2	84.5	11.0
85.1 - 90.0	0.9	0.6	0.4	0.4	89.4	15.8
90.1 - 100.0	0.9	1.7	1.1	1.2	99.0	33.2
Total:	5.2	3.8	2.8	3.1	85.0	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,091
Total Outstanding Loan Balance	$247,580,409*	Min	Max
Average Loan Current Balance	$226,930	$40,000	$800,000
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	6.69%	4.75%	11.70%
Arm Weighted Average Coupon	6.68%
Fixed Weighted Average Coupon	7.20%
Weighted Average Margin	5.60%	2.25%	8.88%
Weighted Average FICO (Non-Zero)	659
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.7%
% Fixed	00.3%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$247,500,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	3	658,199	0.3	4.94	83.0	675
5.01 - 5.50	27	6,076,369	2.5	5.37	81.9	684
5.51 - 6.00	137	33,860,493	13.7	5.86	80.0	675
6.01 - 6.50	307	69,342,027	28.0	6.31	80.1	662
6.51 - 7.00	334	76,758,174	31.0	6.76	80.1	661
7.01 - 7.50	153	33,180,842	13.4	7.28	82.4	648
7.51 - 8.00	78	16,756,237	6.8	7.74	85.4	644
8.01 - 8.50	30	6,366,967	2.6	8.29	88.9	637
8.51 - 9.00	18	4,002,101	1.6	8.76	88.5	611
9.01 - 9.50	2	319,700	0.1	9.27	83.7	692
9.51 - 10.00	1	154,800	0.1	9.60	90.0	584
11.51 - 11.70	1	104,500	0.0	11.70	95.0	695
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
521 - 525	1	437,750	0.2	8.80	85.0	521
551 - 575	7	2,140,871	0.9	6.88	80.0	565
576 - 600	90	18,066,106	7.3	7.23	83.1	590
601 - 625	178	35,321,469	14.3	6.86	80.7	614
626 - 650	265	59,155,620	23.9	6.66	81.3	640
651 - 675	229	56,037,787	22.6	6.65	81.0	663
676 - 700	145	35,134,056	14.2	6.60	81.7	687
701 - 725	84	18,800,717	7.6	6.37	79.6	712
726 - 750	52	12,603,023	5.1	6.49	80.6	737
751 - 775	25	5,318,934	2.1	6.34	81.1	765
776 - 800	12	3,972,157	1.6	6.47	81.8	788
801 - 810	3	591,920	0.2	6.39	80.0	807
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
40,000 - 50,000	2	82,400	0.0	7.06	73.5	652
50,001 - 100,000	88	7,736,976	3.1	6.94	80.1	640
100,001 - 150,000	239	29,999,492	12.1	6.70	81.1	655
150,001 - 200,000	238	41,633,096	16.8	6.71	80.7	655
200,001 - 250,000	147	32,837,494	13.3	6.73	81.0	659
250,001 - 300,000	124	34,104,459	13.8	6.63	81.7	663
300,001 - 350,000	99	32,077,030	13.0	6.59	81.9	657
350,001 - 400,000	58	21,758,262	8.8	6.61	82.3	661
400,001 - 450,000	33	14,002,488	5.7	6.79	82.9	660
450,001 - 500,000	33	15,654,664	6.3	6.58	80.2	664
500,001 - 550,000	13	6,775,250	2.7	6.77	80.5	666
550,001 - 600,000	6	3,437,000	1.4	6.47	82.6	691
600,001 - 750,000	10	6,681,800	2.7	7.04	78.6	675
750,001 - 800,000	1	800,000	0.3	6.55	57.1	704
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
34.370 - 50.000	5	985,500	0.4	6.47	43.4	608
50.001 - 55.000	2	272,500	0.1	6.77	53.4	602
55.001 - 60.000	6	2,274,500	0.9	6.70	58.2	657
60.001 - 65.000	9	2,862,000	1.2	6.46	63.1	629
65.001 - 70.000	10	1,823,899	0.7	6.63	68.2	658
70.001 - 75.000	17	4,744,270	1.9	6.59	74.0	645
75.001 - 80.000	834	182,842,750	73.9	6.56	79.9	664
80.001 - 85.000	48	12,847,470	5.2	7.05	84.1	645
85.001 - 90.000	109	26,293,093	10.6	7.06	89.5	653
90.001 - 95.000	38	10,108,628	4.1	7.44	94.8	635
95.001 - 100.000	13	2,525,800	1.0	7.86	99.5	634
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	149	34,359,453	13.9	6.90	82.3	656
1.00	45	11,462,156	4.6	6.98	79.7	666
2.00	741	169,504,913	68.5	6.65	81.0	659
2.50	1	549,500	0.2	6.99	62.2	609
3.00	151	31,048,188	12.5	6.53	81.9	662
5.00	4	656,200	0.3	7.34	86.7	649
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	637	127,636,078	51.6	6.48	81.5	649
Reduced	266	68,679,519	27.7	6.78	80.3	677
Stated Income / Stated Assets	188	51,264,813	20.7	7.09	81.7	660
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,059	240,493,709	97.1	6.66	81.1	658
Second Home	2	396,170	0.2	7.81	92.8	708
Investor	30	6,690,531	2.7	7.64	85.1	689
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	324	104,723,114	42.3	6.55	80.6	663
Florida	129	23,392,532	9.4	7.03	81.7	658
Washington	72	14,899,224	6.0	6.66	82.4	653
Nevada	59	14,072,358	5.7	6.77	80.8	670
Arizona	75	12,742,139	5.1	6.69	81.5	658
Colorado	51	9,029,492	3.6	6.68	80.3	648
Oregon	44	7,502,772	3.0	6.71	82.5	655
New York	18	6,730,748	2.7	7.02	81.7	654
Virginia	30	6,549,754	2.6	6.89	82.2	645
Texas	31	5,224,715	2.1	6.98	81.4	658
Minnesota	25	4,977,415	2.0	6.53	80.9	672
Georgia	30	4,761,984	1.9	6.41	81.3	652
Ohio	27	3,927,314	1.6	6.77	81.9	651
Illinois	19	3,803,317	1.5	6.51	81.4	682
Maryland	15	3,430,606	1.4	6.71	82.6	639
Other	142	21,812,926	8.8	6.79	81.8	653
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	725	159,232,793	64.3	6.69	80.9	666
Refinance - Rate Term	87	19,596,807	7.9	6.55	82.3	647
Refinance - Cashout	279	68,750,810	27.8	6.72	81.6	647
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	951	219,031,024	88.5	6.68	81.3	659
Arm 3/27	107	21,726,791	8.8	6.64	80.9	658
Arm 5/25	29	6,088,444	2.5	6.78	76.8	668
Fixed Rate	4	734,150	0.3	7.20	86.2	676
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	800	179,715,916	72.6	6.67	81.4	657
PUD	167	38,877,522	15.7	6.69	81.1	664
Condo	89	17,237,035	7.0	6.61	79.9	666
2 Family	28	9,364,450	3.8	6.92	79.3	678
3-4 Family	7	2,385,487	1.0	7.67	84.7	651
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	19	4,050,389	1.6	5.93	80.1	670
4.01 - 4.50	63	13,667,014	5.5	6.07	80.0	672
4.51 - 5.00	189	41,256,076	16.7	6.32	80.6	667
5.01 - 5.50	270	62,385,656	25.3	6.44	79.8	665
5.51 - 6.00	277	63,103,689	25.6	6.68	81.4	660
6.01 - 6.50	126	29,065,919	11.8	7.09	81.2	645
6.51 - 7.00	118	27,850,599	11.3	7.52	84.4	638
7.01 - 7.50	16	3,409,567	1.4	7.80	84.7	661
7.51 - 8.00	8	1,937,650	0.8	8.19	85.9	665
8.51 - 8.88	1	119,700	0.0	9.38	90.0	728
Total:	1,087	246,846,259	100.0	6.68	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	5	1,285,701	0.5	7.42	85.0	643
19 - 21	210	44,845,282	18.2	6.58	81.1	653
22 - 24	736	172,900,041	70.0	6.71	81.3	661
28 - 30	3	912,946	0.4	6.69	69.9	677
31 - 33	31	5,111,309	2.1	6.29	79.5	654
34 - 36	73	15,702,536	6.4	6.76	82.0	658
37 - 59	29	6,088,444	2.5	6.78	76.8	668
Total:	1,087	246,846,259	100.0	6.68	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.75 - 11.50	73	16,735,236	6.8	5.98	81.1	664
11.51 - 12.00	137	32,422,096	13.1	6.06	79.6	669
12.01 - 12.50	245	55,277,295	22.4	6.34	80.2	665
12.51 - 13.00	219	50,985,631	20.7	6.70	80.6	664
13.01 - 13.50	130	30,420,133	12.3	6.96	81.4	654
13.51 - 14.00	141	32,598,534	13.2	6.99	81.5	656
14.01 - 14.50	70	14,700,563	6.0	7.50	84.6	638
14.51 - 15.00	41	8,659,799	3.5	8.04	86.1	623
15.01 - 15.50	13	2,026,420	0.8	8.25	87.8	630
15.51 - 16.00	10	1,548,675	0.6	8.75	88.0	635
16.01 - 16.50	1	200,000	0.1	9.20	80.0	670
16.51 - 17.00	1	154,800	0.1	9.60	90.0	584
17.51 - 18.00	1	104,500	0.0	11.70	95.0	695
18.01 - 20.98	5	1,012,576	0.4	6.86	79.8	672
Total:	1,087	246,846,259	100.0	6.68	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	22	3,857,130	1.6	5.87	76.9	677
4.51 - 5.50	123	27,198,971	11.0	6.20	79.0	673
5.51 - 6.00	152	36,577,447	14.8	6.04	80.3	673
6.01 - 6.50	257	58,353,050	23.6	6.36	80.3	660
6.51 - 7.00	274	64,271,494	26.0	6.77	80.8	659
7.01 - 7.50	137	30,353,312	12.3	7.28	82.8	647
7.51 - 8.00	74	16,031,287	6.5	7.74	85.1	643
8.01 - 8.50	28	5,891,967	2.4	8.28	88.1	638
8.51 - 9.00	17	3,837,101	1.6	8.76	88.7	610
9.01 - 9.50	2	319,700	0.1	9.27	83.7	692
9.51 - 9.60	1	154,800	0.1	9.60	90.0	584
Total:	1,087	246,846,259	100.0	6.68	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	224,000	0.1	6.75	80.0	706
1.50	54	14,734,787	6.0	6.71	82.5	650
2.00	21	4,831,378	2.0	6.66	74.6	663
3.00	1,007	226,304,229	91.7	6.68	81.2	660
5.00	4	751,866	0.3	6.94	81.6	681
Total:	1,087	246,846,259	100.0	6.68	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	910	211,198,784	85.6	6.64	80.9	663
1.50	177	35,647,476	14.4	6.93	82.8	640
Total:	1,087	246,846,259	100.0	6.68	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	83	21,420,618	8.7	6.65	80.0	677
36	6	1,459,234	0.6	6.85	79.9	702
60	976	219,133,350	88.5	6.69	81.5	657
84	20	4,528,978	1.8	6.62	74.2	666
120	6	1,038,229	0.4	6.77	74.3	665
Total:	1,091	247,580,409	100.0	6.69	81.2	659

    *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Interest Only Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	537
Total Outstanding Loan Balance	$89,269,405*	Min	Max
Average Loan Current Balance	$166,237	$40,000	$480,000
Weighted Average Original LTV	81.8%**
Weighted Average Coupon	6.73%	4.75%	11.70%
Arm Weighted Average Coupon	6.72%
Fixed Weighted Average Coupon	7.54%
Weighted Average Margin	5.63%	2.25%	8.88%
Weighted Average FICO (Non-Zero)	650
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.5%
% Fixed	00.5%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$89,350,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	2	454,199	0.5	4.91	84.3	679
5.01 - 5.50	15	2,362,257	2.6	5.44	82.6	700
5.51 - 6.00	68	13,114,346	14.7	5.87	79.8	658
6.01 - 6.50	149	24,203,331	27.1	6.32	80.2	652
6.51 - 7.00	151	24,555,186	27.5	6.76	80.7	648
7.01 - 7.50	75	11,864,345	13.3	7.29	83.4	647
7.51 - 8.00	44	7,130,368	8.0	7.74	86.9	631
8.01 - 8.50	19	3,785,847	4.2	8.32	88.7	645
8.51 - 9.00	10	1,220,525	1.4	8.79	87.7	614
9.01 - 9.50	2	319,700	0.4	9.27	83.7	692
9.51 - 10.00	1	154,800	0.2	9.60	90.0	584
11.51 - 11.70	1	104,500	0.1	11.70	95.0	695
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
563 - 575	4	1,138,400	1.3	6.37	72.7	567
576 - 600	56	8,560,012	9.6	7.34	83.6	589
601 - 625	109	17,892,732	20.0	6.85	81.6	615
626 - 650	133	23,162,653	25.9	6.58	81.2	639
651 - 675	102	17,141,521	19.2	6.76	81.7	662
676 - 700	57	9,268,792	10.4	6.56	83.1	687
701 - 725	37	5,983,514	6.7	6.42	82.3	711
726 - 750	21	3,283,817	3.7	6.91	83.2	738
751 - 775	13	2,090,186	2.3	6.23	81.0	763
776 - 800	3	483,857	0.5	6.16	74.7	788
801 - 803	2	263,920	0.3	6.13	80.0	802
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
40,000 - 50,000	2	82,400	0.1	7.06	73.5	652
50,001 - 100,000	85	7,480,996	8.4	6.94	80.1	641
100,001 - 150,000	223	28,005,832	31.4	6.71	81.0	656
150,001 - 200,000	88	15,099,839	16.9	6.62	81.7	653
200,001 - 250,000	48	10,735,012	12.0	6.82	81.1	656
250,001 - 300,000	40	10,919,240	12.2	6.66	84.0	648
300,001 - 350,000	43	13,788,098	15.4	6.60	82.7	639
350,001 - 400,000	6	2,232,487	2.5	7.29	84.5	643
400,001 - 450,000	1	445,500	0.5	6.99	90.0	632
450,001 - 480,000	1	480,000	0.5	8.38	80.0	673
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
42.68 - 50.000	4	786,500	0.9	6.43	45.7	607
50.001 - 55.000	2	272,500	0.3	6.77	53.4	602
55.001 - 60.000	4	770,500	0.9	6.47	59.0	650
60.001 - 65.000	6	1,356,500	1.5	6.29	62.3	640
65.001 - 70.000	9	1,634,899	1.8	6.73	68.0	650
70.001 - 75.000	13	2,476,199	2.8	6.51	73.8	629
75.001 - 80.000	357	52,799,888	59.1	6.57	79.9	654
80.001 - 85.000	32	7,253,870	8.1	6.70	84.1	653
85.001 - 90.000	77	14,667,449	16.4	7.10	89.6	650
90.001 - 95.000	27	6,560,600	7.3	7.30	94.8	634
95.001 - 100.000	6	690,500	0.8	8.10	98.1	628
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	72	12,694,801	14.2	6.95	84.3	643
1.00	16	3,341,146	3.7	7.16	79.4	651
2.00	347	55,403,298	62.1	6.70	81.5	650
3.00	102	17,830,160	20.0	6.56	81.5	655
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	370	57,972,235	64.9	6.53	81.9	646
Reduced	76	11,403,330	12.8	7.12	81.0	675
Stated Income / Stated Assets	91	19,893,839	22.3	7.09	82.1	650
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	508	83,470,396	93.5	6.67	81.6	647
Second Home	2	396,170	0.4	7.81	92.8	708
Investor	27	5,402,839	6.1	7.60	84.2	695
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	81	21,071,787	23.6	6.56	81.5	648
Florida	74	10,471,544	11.7	6.99	81.7	653
Arizona	52	7,078,069	7.9	6.76	82.7	660
Nevada	28	6,151,075	6.9	6.66	78.3	668
Washington	37	6,085,504	6.8	6.59	83.0	655
Colorado	30	4,277,740	4.8	6.76	80.2	651
Oregon	25	3,568,792	4.0	6.86	83.1	642
Minnesota	18	2,989,835	3.3	6.50	81.7	670
Ohio	20	2,527,910	2.8	6.69	81.4	646
New York	8	2,440,848	2.7	6.99	86.9	630
North Carolina	15	2,065,755	2.3	6.69	82.9	633
New Jersey	8	2,017,500	2.3	6.89	86.0	648
Illinois	12	1,986,597	2.2	6.41	82.7	653
Texas	18	1,871,597	2.1	7.07	82.5	629
Maryland	8	1,650,606	1.8	6.34	81.6	640
Other	103	13,014,245	14.6	6.87	81.4	645
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	244	29,556,324	33.1	6.87	81.5	661
Refinance - Rate Term	70	13,085,137	14.7	6.38	83.5	648
Refinance - Cashout	223	46,627,944	52.2	6.74	81.6	644
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	450	75,047,606	84.1	6.73	82.0	651
Arm 3/27	63	10,036,601	11.2	6.62	80.7	643
Arm 5/25	22	3,731,048	4.2	6.86	80.1	662
Fixed Rate	2	454,150	0.5	7.54	90.8	661
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	402	66,010,728	73.9	6.70	82.0	647
PUD	69	11,731,981	13.1	6.67	81.2	664
Condo	50	6,882,058	7.7	6.47	79.5	661
2 Family	11	2,767,150	3.1	7.40	83.0	638
3-4 Family	5	1,877,487	2.1	8.04	86.0	648
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	13	2,023,099	2.3	6.07	80.7	659
4.01 - 4.50	27	3,969,583	4.5	5.98	79.2	677
4.51 - 5.00	95	15,908,810	17.9	6.28	81.0	659
5.01 - 5.50	133	21,482,102	24.2	6.43	79.7	647
5.51 - 6.00	133	21,932,420	24.7	6.77	82.5	650
6.01 - 6.50	55	9,391,217	10.6	7.13	83.4	642
6.51 - 7.00	60	10,949,458	12.3	7.50	84.2	636
7.01 - 7.50	11	1,533,215	1.7	7.85	85.8	651
7.51 - 8.00	7	1,505,650	1.7	8.21	84.7	673
8.51 - 8.88	1	119,700	0.1	9.38	90.0	728
Total:	535	88,815,255	100.0	6.72	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	2	429,701	0.5	7.35	80.0	616
19 - 21	118	20,127,561	22.7	6.56	81.6	651
22 - 24	330	54,490,344	61.4	6.79	82.2	651
31 - 33	20	2,840,202	3.2	6.27	79.2	650
34 - 36	43	7,196,400	8.1	6.76	81.3	640
37 - 59	22	3,731,048	4.2	6.86	80.1	662
Total:	535	88,815,255	100.0	6.72	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.75 - 11.50	32	5,483,518	6.2	5.90	82.3	674
11.51 - 12.00	65	11,867,608	13.4	5.96	79.3	662
12.01 - 12.50	125	19,866,713	22.4	6.36	80.0	658
12.51 - 13.00	107	17,246,360	19.4	6.73	80.7	650
13.01 - 13.50	60	10,775,742	12.1	7.04	82.6	646
13.51 - 14.00	67	11,685,735	13.2	7.03	83.0	639
14.01 - 14.50	40	6,483,607	7.3	7.59	85.5	634
14.51 - 15.00	19	2,671,268	3.0	7.87	88.7	615
15.01 - 15.50	7	1,015,200	1.1	8.30	91.8	631
15.51 - 16.00	8	997,575	1.1	8.78	85.6	618
16.01 - 16.50	1	200,000	0.2	9.20	80.0	670
16.51 - 17.00	1	154,800	0.2	9.60	90.0	584
17.51 - 18.00	1	104,500	0.1	11.70	95.0	695
18.01 - 18.75	2	262,629	0.3	6.82	79.6	686
Total:	535	88,815,255	100.0	6.72	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	15	2,114,769	2.4	5.90	74.3	685
4.51 - 5.50	66	9,810,831	11.0	6.19	79.1	667
5.51 - 6.00	74	13,536,441	15.2	6.08	81.3	659
6.01 - 6.50	127	21,395,369	24.1	6.40	80.2	650
6.51 - 7.00	121	20,501,319	23.1	6.76	81.4	646
7.01 - 7.50	61	9,725,235	10.9	7.31	84.5	646
7.51 - 8.00	40	6,405,418	7.2	7.73	86.4	627
8.01 - 8.50	18	3,630,847	4.1	8.32	88.4	645
8.51 - 9.00	10	1,220,525	1.4	8.79	87.7	614
9.01 - 9.50	2	319,700	0.4	9.27	83.7	692
9.51 - 9.60	1	154,800	0.2	9.60	90.0	584
Total:	535	88,815,255	100.0	6.72	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	31	7,360,147	8.3	6.76	83.8	638
2.00	16	2,858,758	3.2	6.73	78.0	654
3.00	485	78,064,260	87.9	6.72	81.7	651
5.00	3	532,090	0.6	7.39	82.2	670
Total:	535	88,815,255	100.0	6.72	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	427	70,668,332	79.6	6.66	81.3	655
1.50	108	18,146,922	20.4	6.98	83.7	633
Total:	535	88,815,255	100.0	6.72	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	22	3,669,280	4.1	6.98	82.5	648
36	2	219,880	0.2	6.87	79.5	620
60	495	82,344,658	92.2	6.72	81.9	650
84	15	2,556,358	2.9	6.65	77.8	658
120	3	479,229	0.5	6.84	86.6	661
Total:	537	89,269,405	100.0	6.73	81.8	650

    *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Interest Only Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	554
Total Outstanding Loan Balance	$158,311,005*	Min	Max
Average Loan Current Balance	$285,760	$78,400	$800,000
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	6.66%	4.99%	8.95%
Arm Weighted Average Coupon	6.66%
Fixed Weighted Average Coupon	6.66%
Weighted Average Margin	5.58%	2.25%	7.63%
Weighted Average FICO (Non-Zero)	664
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.8%
% Fixed	00.2%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$158,400,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	1	204,000	0.1	4.99	80.0	666
5.01 - 5.50	12	3,714,112	2.3	5.32	81.5	673
5.51 - 6.00	69	20,746,147	13.1	5.85	80.2	685
6.01 - 6.50	158	45,138,696	28.5	6.30	80.0	668
6.51 - 7.00	183	52,202,988	33.0	6.76	79.9	666
7.01 - 7.50	78	21,316,497	13.5	7.27	81.9	649
7.51 - 8.00	34	9,625,869	6.1	7.75	84.2	653
8.01 - 8.50	11	2,581,120	1.6	8.24	89.2	627
8.51 - 8.95	8	2,781,576	1.8	8.74	88.9	610
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
521 - 525	1	437,750	0.3	8.80	85.0	521
551 - 575	3	1,002,471	0.6	7.46	88.3	563
576 - 600	34	9,506,094	6.0	7.13	82.7	592
601 - 625	69	17,428,737	11.0	6.86	79.8	613
626 - 650	132	35,992,966	22.7	6.72	81.4	640
651 - 675	127	38,896,266	24.6	6.61	80.7	663
676 - 700	88	25,865,264	16.3	6.62	81.1	687
701 - 725	47	12,817,203	8.1	6.34	78.4	712
726 - 750	31	9,319,206	5.9	6.35	79.7	737
751 - 775	12	3,228,748	2.0	6.41	81.1	766
776 - 800	9	3,488,300	2.2	6.51	82.8	788
801 - 810	1	328,000	0.2	6.60	80.0	810
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
73,399 - 100,000	3	255,979	0.2	6.70	80.0	628
100,001 - 150,000	16	1,993,660	1.3	6.54	82.1	648
150,001 - 200,000	150	26,533,257	16.8	6.77	80.2	656
200,001 - 250,000	99	22,102,482	14.0	6.69	80.9	661
250,001 - 300,000	84	23,185,218	14.6	6.61	80.7	670
300,001 - 350,000	56	18,288,931	11.6	6.58	81.2	670
350,001 - 400,000	52	19,525,775	12.3	6.53	82.0	663
400,001 - 450,000	32	13,556,988	8.6	6.78	82.7	661
450,001 - 500,000	32	15,174,664	9.6	6.53	80.2	664
500,001 - 550,000	13	6,775,250	4.3	6.77	80.5	666
550,001 - 600,000	6	3,437,000	2.2	6.47	82.6	691
600,001 - 750,000	10	6,681,800	4.2	7.04	78.6	675
750,001 - 800,000	1	800,000	0.5	6.55	57.1	704
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
34.370 - 50.000	1	199,000	0.1	6.63	34.4	613
55.001 - 60.000	2	1,504,000	1.0	6.82	57.9	660
60.001 - 65.000	3	1,505,500	1.0	6.62	63.9	619
65.001 - 70.000	1	189,000	0.1	5.75	70.0	724
70.001 - 75.000	4	2,268,071	1.4	6.67	74.3	662
75.001 - 80.000	477	130,042,862	82.1	6.55	79.9	668
80.001 - 85.000	16	5,593,600	3.5	7.50	84.0	636
85.001 - 90.000	32	11,625,644	7.3	7.00	89.5	657
90.001 - 95.000	11	3,548,028	2.2	7.70	94.8	637
95.001 - 100.000	7	1,835,300	1.2	7.77	100.0	636
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	77	21,664,652	13.7	6.87	81.2	664
1.00	29	8,121,010	5.1	6.90	79.8	672
2.00	394	114,101,615	72.1	6.62	80.7	664
2.50	1	549,500	0.3	6.99	62.2	609
3.00	49	13,218,028	8.3	6.50	82.4	672
5.00	4	656,200	0.4	7.34	86.7	649
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	267	69,663,843	44.0	6.43	81.2	652
Reduced	190	57,276,189	36.2	6.71	80.1	678
Stated Income / Stated Assets	97	31,370,973	19.8	7.09	81.5	667
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	551	157,023,313	99.2	6.65	80.8	664
Investor	3	1,287,692	0.8	7.83	89.0	665
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	243	83,651,327	52.8	6.55	80.4	667
Florida	55	12,920,988	8.2	7.06	81.7	662
Washington	35	8,813,720	5.6	6.71	81.9	652
Nevada	31	7,921,282	5.0	6.85	82.8	671
Arizona	23	5,664,070	3.6	6.61	80.0	656
Virginia	19	4,919,490	3.1	6.87	82.3	647
Georgia	30	4,761,984	3.0	6.41	81.3	652
Colorado	21	4,751,752	3.0	6.61	80.4	646
New York	10	4,289,900	2.7	7.03	78.8	668
Oregon	19	3,933,980	2.5	6.57	81.9	666
Texas	13	3,353,118	2.1	6.93	80.8	674
Minnesota	7	1,987,580	1.3	6.57	79.8	675
Illinois	7	1,816,720	1.1	6.63	80.0	714
Maryland	7	1,780,000	1.1	7.05	83.6	637
Ohio	7	1,399,404	0.9	6.90	82.9	660
Other	27	6,345,690	4.0	6.66	80.9	674
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	481	129,676,469	81.9	6.65	80.7	667
Refinance - Rate Term	17	6,511,670	4.1	6.89	80.0	643
Refinance - Cashout	56	22,122,866	14.0	6.68	81.8	653
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	501	143,983,418	90.9	6.66	81.0	664
Arm 3/27	44	11,690,190	7.4	6.66	81.0	671
Arm 5/25	7	2,357,396	1.5	6.66	71.5	677
Fixed Rate	2	280,000	0.2	6.66	78.7	702
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	398	113,705,187	71.8	6.65	81.0	663
PUD	98	27,145,541	17.1	6.70	81.0	664
Condo	39	10,354,977	6.5	6.70	80.1	669
2 Family	17	6,597,300	4.2	6.71	77.8	694
3-4 Family	2	508,000	0.3	6.33	80.0	659
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	6	2,027,290	1.3	5.78	79.5	680
4.01 - 4.50	36	9,697,431	6.1	6.10	80.3	670
4.51 - 5.00	94	25,347,266	16.0	6.34	80.4	672
5.01 - 5.50	137	40,903,554	25.9	6.44	79.9	675
5.51 - 6.00	144	41,171,269	26.1	6.64	80.8	665
6.01 - 6.50	71	19,674,702	12.4	7.07	80.2	647
6.51 - 7.00	58	16,901,141	10.7	7.53	84.6	640
7.01 - 7.50	5	1,876,352	1.2	7.76	83.9	668
7.51 - 7.63	1	432,000	0.3	8.13	90.0	640
Total:	552	158,031,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	3	856,000	0.5	7.45	87.5	657
19 - 21	92	24,717,721	15.6	6.60	80.7	655
22 - 24	406	118,409,697	74.9	6.67	81.0	666
28 - 30	3	912,946	0.6	6.69	69.9	677
31 - 33	11	2,271,108	1.4	6.30	80.0	658
34 - 36	30	8,506,136	5.4	6.76	82.5	673
37 - 59	7	2,357,396	1.5	6.66	71.5	677
Total:	552	158,031,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.75 - 11.50	41	11,251,719	7.1	6.03	80.5	659
11.51 - 12.00	72	20,554,488	13.0	6.11	79.8	673
12.01 - 12.50	120	35,410,582	22.4	6.32	80.3	670
12.51 - 13.00	112	33,739,271	21.3	6.69	80.5	672
13.01 - 13.50	70	19,644,392	12.4	6.92	80.8	658
13.51 - 14.00	74	20,912,799	13.2	6.97	80.7	666
14.01 - 14.50	30	8,216,956	5.2	7.43	83.8	641
14.51 - 15.00	22	5,988,531	3.8	8.11	85.0	626
15.01 - 15.50	6	1,011,220	0.6	8.20	83.8	628
15.51 - 16.00	2	551,100	0.3	8.69	92.3	666
18.01 - 20.98	3	749,946	0.5	6.87	79.8	667
Total:	552	158,031,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	7	1,742,360	1.1	5.84	80.0	667
4.51 - 5.50	57	17,388,140	11.0	6.21	78.9	676
5.51 - 6.00	78	23,041,006	14.6	6.01	79.8	681
6.01 - 6.50	130	36,957,681	23.4	6.33	80.3	665
6.51 - 7.00	153	43,770,175	27.7	6.77	80.5	666
7.01 - 7.50	76	20,628,077	13.1	7.27	81.9	648
7.51 - 8.00	34	9,625,869	6.1	7.75	84.2	653
8.01 - 8.50	10	2,261,120	1.4	8.21	87.7	625
8.51 - 8.95	7	2,616,576	1.7	8.74	89.2	608
Total:	552	158,031,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	224,000	0.1	6.75	80.0	706
1.50	23	7,374,640	4.7	6.65	81.1	662
2.00	5	1,972,621	1.2	6.57	69.5	676
3.00	522	148,239,968	93.8	6.66	81.0	664
5.00	1	219,776	0.1	5.88	80.0	710
Total:	552	158,031,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	483	140,530,451	88.9	6.64	80.7	667
1.50	69	17,500,553	11.1	6.87	81.8	647
Total:	552	158,031,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	61	17,751,338	11.2	6.58	79.5	683
36	4	1,239,354	0.8	6.85	80.0	717
60	481	136,788,692	86.4	6.67	81.2	661
84	5	1,972,621	1.2	6.57	69.5	676
120	3	559,000	0.4	6.71	63.8	668
Total:	554	158,311,005	100.0	6.66	80.8	664

    *     Note, for second liens, CLTV is employed in this calculation